UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Onconetix, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Onconetix, Inc.

201 E. Fifth Street, Suite 1900

Cincinnati, OH 45202

To the Stockholders of Onconetix, Inc.:

You are cordially invited to attend the annual meeting (the “Annual Meeting”) of Onconetix, Inc. (“Onconetix” or the “Company”) to be held on November 10, 2026, beginning at 9:00 a.m., Eastern Time at the offices of Moritt Hock & Hamroff LLP, 400 Garden City Plaza, 2nd Floor, Garden City, NY 11530.

1.	To re-elect Josh Epstein (the “Director Nominee”) to serve as a Class II director on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2029 Annual Meeting of Stockholders, or until his successor is elected and qualified (the “Director Election Proposal”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 154,856,150 shares of the Company’s Common Stock, par value $0.00001 per share (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series F Preferred Stock, par value $0.00001 per share (“Series F Preferred Stock”) issued to an investor in a private placement transaction which was completed on July 29, 2026 (the “Series F PIPE Proposal”);

3.	To grant discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”) in order to effect a reverse stock split of all outstanding shares of the Company’s Common Stock, which amendment shall be substantially in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), at a ratio in the range of 1-for-2 to 1-for-15 (the “Reverse Stock Split”), with the exact ratio to be determined by the Board in its sole discretion, provided that the Reverse Stock Split is completed no later than the one year anniversary date of the Annual Meeting (the “Reverse Stock Split Proposal”);

4.	To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

5.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”).

The Board has fixed the close of business on September 29, 2026 as the record date (the “Record Date”) for the Annual Meeting and only stockholders who held Common Stock of Onconetix as of the Record Date will be entitled to vote at the Annual Meeting and at any adjournments and postponements thereof.

The Onconetix Board has unanimously determined and resolved that the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are advisable and fair to, and in the best interests of, Onconetix and its stockholders. Accordingly, the Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the foregoing proposals.

Your vote is important. More information about Onconetix and the Annual Meeting is contained in the accompanying proxy statement. You are encouraged to read the accompanying proxy statement in its entirety.

Very truly yours,

/s/ David A. White
David A. White
Chief Executive Officer

The accompanying proxy statement is dated October 7, 2026 and is first being mailed to the stockholders of Onconetix on or about October 8, 2026.

Onconetix, Inc.

201 E. Fifth Street, Suite 1900

Cincinnati, OH 45202

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 10, 2026

TO THE STOCKHOLDERS OF ONCONETIX, INC.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Onconetix, Inc. (“Onconetix” or the “Company”), a Delaware corporation, will be held on November 10, 2026, beginning at 9:00 a.m., Eastern Time at the offices of Moritt Hock & Hamroff LLP, 400 Garden City Plaza, 2nd Floor, Garden City, NY 11530. You are cordially invited to attend the Annual Meeting, which will be held for the following purposes:

1.	To re-elect Josh Epstein (the “Director Nominee”) to serve as a Class II director on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2029 Annual Meeting of Stockholders, or until his successor is elected and qualified (the “Director Election Proposal”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 154,856,150 shares of the Company’s Common Stock, par value $0.00001 per share (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series F Preferred Stock, par value $0.00001 per share (“Series F Preferred Stock”) issued to an investor in a private placement transaction which was completed on July 29, 2026 (the “Series F PIPE Proposal”);

3.	To grant discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”) in order to effect a reverse stock split of all outstanding shares of the Company’s Common Stock, which amendment shall be substantially in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), at a ratio in the range of 1-for-2 to 1-for-15 (the “Reverse Stock Split”), with the exact ratio to be determined by the Board in its sole discretion, provided that the Reverse Stock Split is completed no later than the one year anniversary date of the Annual Meeting (the “Reverse Stock Split Proposal”);

4.	To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

5.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”).

The Proposals are described in the accompanying proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of Common Stock at the close of business on September 29, 2026 are entitled to notice of the Annual Meeting and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of Onconetix stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of Onconetix for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

The Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the foregoing proposals.

The existence of any financial and personal interests of one or more of Onconetix’s directors may be argued to result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Onconetix and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals.

Assuming a quorum is present at the Annual Meeting, (i) approval of the Director Election Proposal will be determined by a plurality vote and (ii) the other proposals require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by proxy over the internet using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to authorize the individuals named on your proxy card to vote your shares of Common Stock at the Annual Meeting. If you hold your shares through a broker, bank or other nominee in “street name” (instead of as a registered holder) please follow the instructions on the voting instruction form provided by your bank, broker or nominee to vote your shares. The list of Onconetix stockholders entitled to vote at the Annual Meeting will be available at Onconetix’s headquarters during regular business hours for examination by any Onconetix stockholder for any purpose germane to the Annual Meeting for a period of at least ten days prior to the Annual Meeting. The stockholder list will also be available for examination during the Annual Meeting.

PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, VIA THE ANNUAL MEETING WEBSITE. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE PROPOSALS BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ACCOMPANYING PROXY STATEMENT.

By Order of the Board,

/s/ David A. White
David A. White
Chief Executive Officer
Onconetix, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

This proxy statement is dated October 7, 2026 and is first being mailed to the stockholders of Onconetix on or about October 8, 2026.

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REFERENCES TO ADDITIONAL INFORMATION

The accompanying proxy statement incorporates important business and financial information about Onconetix from other documents that Onconetix has filed with the U.S. Securities and Exchange Commission (“SEC”) and that are not contained in and are instead incorporated by reference in the accompanying proxy statement. For a list of documents incorporated by reference in the accompanying proxy statement, see “Where You Can Find More Information.” This information is available for you, without charge, to review through the SEC’s website at www.sec.gov.

You may request a copy of the accompanying proxy statement, any of the documents incorporated by reference in the accompanying proxy statement or other information filed with the SEC by Onconetix, without charge, by written request directed to the following contact:

Onconetix, Inc.
Attention: David A. White, Chief Executive Officer

Email: Dwhite@onconetix.com
201 E. Fifth Street, Suite 1900
Cincinnati, OH 45202

In order for you to receive timely delivery of the documents in advance of the annual meeting of Onconetix stockholders to be held on November 10, 2026, which is referred to as the “Annual Meeting,” you must request the information no later than October 30, 2026.

If you have any questions about the Annual Meeting or need to obtain a proxy card or other information, please contact Onconetix’s proxy solicitor at:

Alliance Advisors

150 Clove Road, Suite 400

Little Falls, NJ 07424

ONCO@allianceadvisors.com

The contents of the websites of the SEC, Onconetix, or any other entity are not incorporated in the accompanying proxy statement. The information about how you can obtain certain documents that are incorporated by reference in the accompanying proxy statement at these websites is being provided only for your convenience.

FREQUENTLY ASKED QUESTIONS

The following questions and answers briefly address some questions that you, as an Onconetix stockholder, may have regarding the matters being considered at the Annual Meeting. You are urged to carefully read this proxy statement and the other documents referred to in this proxy statement in their entirety because this section may not provide all the information that is important to you regarding these matters. See “Summary” for a summary of important information regarding the Annual Meeting. Additional important information is contained in the annexes to, and the documents incorporated by reference in, this proxy statement. You may obtain the information incorporated by reference in this proxy statement, without charge, by following the instructions in the section titled “Where You Can Find More Information.”

Why am I receiving this proxy statement?

We sent you this proxy statement because our Board is soliciting your proxy to vote at the Annual Meeting that Onconetix is holding to seek stockholder approval on certain matters described in further detail herein. This proxy statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

What is being voted on?

You are being asked to vote on five proposals:

1.	To re-elect Josh Epstein (the “Director Nominee”) to serve as a Class II director on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2029 Annual Meeting of Stockholders, or until his successor is elected and qualified (the “Director Election Proposal”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 154,856,150 shares of the Company’s Common Stock, par value $0.00001 per share (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series F Preferred Stock, par value $0.00001 per share (“Series F Preferred Stock”) issued to an investor in a private placement transaction which was completed on July 29, 2026 (the “Series F PIPE Proposal”);

3.	To grant discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”) in order to effect a reverse stock split of all outstanding shares of the Company’s Common Stock, which amendment shall be substantially in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), at a ratio in the range of 1-for-2 to 1-for-15 (the “Reverse Stock Split”), with the exact ratio to be determined by the Board in its sole discretion, provided that the Reverse Stock Split is completed no later than the one year anniversary date of the Annual Meeting (the “Reverse Stock Split Proposal”);

4.	To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

5.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”).

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about October 8, 2026, we will begin mailing our proxy materials, including the Notice of the Annual Meeting, this proxy statement, the accompanying proxy card or, for shares held in street name (i.e., shares held for your account by a broker or other nominee), a voting instruction form and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”).

When and where will the Annual Meeting take place?

The Annual Meeting will be held on November 10, 2026, beginning at 9:00 a.m., Eastern Time at the offices of Moritt Hock & Hamroff LLP, 400 Garden City Plaza, 2nd Floor, Garden City, NY 11530.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on September 29, 2026, which we refer to as the “record date.”

Who is entitled to vote at the Annual Meeting?

All holders of record of shares of Common Stock who held shares at the close of business on September 29, 2026, the record date, are entitled to receive notice of, and to vote at, the Annual Meeting. Attendance at the Annual Meeting is not required to vote. See below and the section titled “The Annual Meeting — Methods of Voting” for instructions on how to vote without attending the Annual Meeting.

Does my vote matter?

Yes, your vote is very important, regardless of the number of shares that you own.

How does the Onconetix Board recommend that I vote at the Annual Meeting?

The Onconetix Board unanimously recommends that Onconetix stockholders vote “FOR” each of the proposals.

Why should I vote for the Director Election Proposal?

Josh Epstein has served as a member of our Board of Directors since April 23, 2026 and currently serves as a member of the Audit Committee and Compensation Committee and as Chair of the Nominating and Corporate Governance Committee. The Board believes that Mr. Epstein’s experience and qualifications provide valuable expertise and strategic insight to the Company and contribute meaningful oversight and guidance to the Board and its committees.

Why should I vote for the Series F PIPE Proposal?

We are subject to the Nasdaq Rules because our Common Stock is currently listed on the Nasdaq Capital Market.

Pursuant to Nasdaq Rule 5635(d), stockholder approval is generally required prior to the issuance by a listed company in a transaction other than a public offering of securities convertible into or exercisable for Common Stock if the issuance could result in the issuance of 20% or more of the Company’s outstanding Common Stock or voting power before the issuance at a price that is less than the Nasdaq Minimum Price (as defined in the Nasdaq Listing Rules).

The Series F Preferred Stock was issued in a private placement and is convertible into shares of Common Stock at a variable conversion price, subject to a floor price. Because the issuance of shares of Common Stock upon conversion of the Series F Preferred Stock could result in the issuance of more than 20% of the Company’s outstanding Common Stock or voting power under circumstances requiring stockholder approval pursuant to Nasdaq Rule 5635(d), the Series F Certificate of Designations limits the Company’s ability to issue shares of Common Stock upon conversion of the Series F Preferred Stock in excess of the applicable Nasdaq limitations until such stockholder approval has been obtained, as discussed under “Proposal 2: Series F PIPE Proposal.”

If stockholders do not approve the Series F PIPE Proposal the Company may not be able to honor any conversions of Series F Preferred Stock at certain adjusted conversion prices. This may materially impact our ability to raise capital in the future and satisfy our ongoing business needs and growth strategy, which we believe would significantly and adversely affect our stockholders.

Why should I vote for the Reverse Stock Split Proposal?

On May 27, 2025, the Company appeared before a Nasdaq Hearings Panel (the “Panel”) in connection with its continued listing on The Nasdaq Capital Market. On June 11, 2025, the Panel issued a decision granting the Company’s request for continued listing, subject to the Company satisfying the applicable continued listing requirements by June 30, 2025. On July 7, 2025, Nasdaq formally notified the Company that it had regained compliance with the applicable continued listing requirements, including the requirement to maintain a minimum bid price of $1.00 per share pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). The Company’s Common Stock remains listed on The Nasdaq Capital Market. However, there can be no assurance that the Company will continue to satisfy Nasdaq’s continued listing standards. If the Company fails to maintain compliance with the applicable continued listing requirements in the future, Nasdaq may commence delisting proceedings, which could result in the delisting of the Company’s Common Stock.

On February 3, 2026, the Company held a special meeting of stockholders (the “February 2026 Special Meeting”), at which its stockholders approved an amendment to the Charter to effect a reverse stock split of the outstanding shares of Common Stock at a ratio in the range of 1-for-2 to 1-for-50, with the specific ratio to be determined by the Board. Effective March 25, 2026, the Company implemented a 1-for-5 reverse stock split of its outstanding Common Stock (the “March 2026 Reverse Split”).

On April 30, 2026, the Company held its annual meeting of stockholders (the “2026 Annual Meeting”), at which its stockholders approved an amendment to the Charter authorizing the Board to effect one or more reverse stock splits of the outstanding Common Stock prior to the one year anniversary at ratios ranging from 1-for-2 to 1-for-10, subject to an aggregate maximum ratio of 1-for-100. Effective May 21, 2026, the Company implemented a 1-for-10 reverse stock split of its outstanding Common Stock (the “May 2026 Reverse Split”). Under the terms of the stockholder approval, the Board retains authority to effect one or more additional reverse stock splits at ratios ranging from 1-for-2 to 1-for-10 prior to April 30, 2027, subject to the aggregate 1-for-100 limitation applicable to such authorization.

The authority sought pursuant to the Reverse Stock Split Proposal would be supplemental to, and would not replace or otherwise affect, the Board’s existing reverse stock split authority approved by stockholders at the April 2026 Special Meeting.

Although the Company is currently in compliance with the applicable Nasdaq continued listing requirements and the Board currently has authority to effect additional reverse stock splits pursuant to the authorization approved at the 2026 Annual Meeting, the Board believes that obtaining the additional authority contemplated by the Reverse Stock Split Proposal is advisable to provide the Company with additional flexibility to respond to future circumstances that could affect the Company’s continued listing on Nasdaq, its ability to raise capital and the marketability and liquidity of the Common Stock. The Company completed two transactions on July 29, 2026 which could result in a large number of shares being issued in the future. First, the Company issued, in a private placement offering, Series F Preferred Stock which is convertible into shares of Common Stock. Second, the Company entered into a Equity Line of Credit with an investor which could also result in the issuance of a large number of shares of Common Stock. In the event that shares with respect to these two transactions are issued in substantial amounts, and our stock price is adversely affected, we may find it necessary to effect an additional reverse stock split.

Accordingly, the Board is requesting that stockholders grant it the authority, in its discretion, to effect a single additional reverse stock split at a ratio in the range of 1-for-2 to 1-for-15, with the exact ratio to be determined by the Board in its sole discretion.

Why should I vote for the Auditor Ratification Proposal?

MaloneBailey has served as the Company’s independent registered public accounting firm since February 2025. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we advance our business plan.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is not approved, the Onconetix Board may not be able to adjourn the Annual Meeting to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal or the Auditor Ratification Proposal.

What is a proxy?

A proxy is a stockholder’s legal designation of another person to vote shares owned by such stockholder on their behalf. If you are a stockholder of record, you can vote by proxy over the internet or by mail by following the instructions provided in the enclosed proxy card. If you hold shares beneficially through a broker, bank or other nominee in “street name,” you should follow the voting instructions provided by your broker, bank or other nominee.

How many votes do I have at the Annual Meeting?

Each Onconetix stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. At the close of business on the record date, there were 5,241,486 shares of Common Stock outstanding.

How many votes can be cast by all stockholders?

There were 5,241,486 shares of our Common Stock outstanding on the record date, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each outstanding share of our Common Stock is entitled to one vote on each matter considered at the Annual Meeting. Other Company stock that is outstanding, namely, shares of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock are not entitled to vote on the matters being considered at the Annual Meeting.

What constitutes a quorum for the Annual Meeting?

A quorum is the minimum number of shares required to be represented, either through attendance or through representation by proxy, to hold a valid meeting.

The holders of one-third of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will count as votes present and entitled to vote for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

How can I vote my shares at the Annual Meeting?

If on September 29, 2026 your shares were registered directly in your name with Onconetix’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy by phone or online as instructed below to ensure your vote is counted.

If on September 29, 2026, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Even if you plan to attend the Annual Meeting, Onconetix recommends that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to or become unable to attend the Annual Meeting.

For additional information on attending the Annual Meeting, see the section titled “The Annual Meeting.”

How can I vote my shares without attending the Annual Meeting?

Whether you hold your shares directly as a stockholder of record of Onconetix or beneficially in “street name,” you may direct your vote by proxy without attending the Annual Meeting.

If you are a stockholder of record, you can vote by proxy:

●	by Internet 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on November 9, 2026 (have your proxy card in hand when you visit the website); or

●	by completing and mailing your proxy card in accordance with the instructions provided on the proxy card.

If you hold shares beneficially in “street name,” you should follow the voting instructions provided by your bank, broker, or other nominee. If you hold your shares through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on November 9, 2026.

For additional information on voting procedures, see the section titled “The Annual Meeting.”

What stockholder vote is required for the approval of each proposal at the Annual Meeting?

Approval of the Director Election Proposal will be determined by a plurality vote.

All of the other proposals require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.

What is a “broker non-vote?”

Under the rules of the New York Stock Exchange (“NYSE”) applicable to banks, brokers and other nominees, banks, brokers and other nominees may use their discretion to vote “uninstructed” shares (i.e., shares held in street name for which the beneficial owner has not provided voting instructions) with respect to matters that are considered “routine,” but not with respect to matters that are considered “non-routine.” We expect the Reverse Stock Split Proposal, the Auditor Ratification Proposal and the Adjournment Proposal to be considered “routine” matters and the Director Election Proposal and the Series F PIPE Proposal to be considered “non-routine” matters. Accordingly, banks, brokers and other nominees may have discretionary authority to vote uninstructed shares on the Reverse Stock Split Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, but will not have discretionary authority to vote uninstructed shares on the Director Election Proposal or the Series F PIPE Proposal. The determination of whether a proposal is considered “routine” or “non-routine” is made by the NYSE.

A “broker non-vote” occurs on a proposal when (i) a broker, bank or other nominee has discretionary authority to vote on one or more proposals to be voted on at a meeting of stockholders, but is not permitted to vote on other proposals without instructions from the beneficial owner of the shares, and (ii) the beneficial owner fails to provide the broker, bank or other nominee with such instructions.

What will happen if I fail to vote or abstain from voting on each proposal at the Annual Meeting?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares outstanding or present in person or represented by proxy and entitled to vote at the annual meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

If your shares of Common Stock are registered directly in your name with the transfer agent of Onconetix, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote directly at the Annual Meeting. You may also grant a proxy directly to Onconetix, or to a third party to vote your shares at the Annual Meeting.

If your shares of Common Stock are held by brokerage firm, bank, dealer or other similar organization, trustee, or nominee, you are considered the beneficial owner of shares held in “street name.” Your brokerage firm, bank, dealer or other similar organization, trustee, or nominee will send you, as the beneficial owner, a package describing the procedures for voting your shares. You should follow the instructions provided by your brokerage firm, bank, dealer or other similar organization, trustee, or nominee to vote your shares.

In order to attend and vote at the Annual Meeting, you should follow the voting instructions provided by your bank, broker or other nominee. If you hold your shares of Common Stock through a stockbroker, nominee, fiduciary or other custodian you may also be able to vote through a program provided through Broadridge that offers Internet voting options. If your shares of Common Stock are held in an account at a brokerage firm or bank participating in the Broadridge program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the Broadridge program must be received by 11:59 p.m. Eastern Time on November 9, 2026.

If my shares of Common Stock are held in “street name” by my brokerage firm, bank, dealer or other similar organization, trustee, or nominee, will my brokerage firm, bank, dealer or other similar organization, trustee, or nominee automatically vote those shares for me?

Your bank, broker or other nominee will vote your shares of Common Stock in accordance with the instructions you provide. Banks, brokers and other nominees that hold shares of Common Stock in “street name” generally have authority to vote on “routine” matters when they have not received voting instructions from the beneficial owner, but do not have discretionary authority to vote on “non-routine” matters. We expect the Reverse Stock Split Proposal, the Auditor Ratification Proposal and the Adjournment Proposal to be considered “routine” matters and the Director Election Proposal and the Series F PIPE Proposal to be considered “non-routine” matters. Accordingly, if you do not provide voting instructions, your bank, broker or other nominee may have discretionary authority to vote your shares on the Reverse Stock Split Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, but will not have discretionary authority to vote your shares on the Director Election Proposal or the Series F PIPE Proposal.

What should I do if I receive more than one set of voting materials for the Annual Meeting?

If you hold shares of Common Stock in “street name” and also directly in your name as a stockholder of record or otherwise, or if you hold shares of Common Stock in more than one brokerage account, you may receive more than one set of voting materials relating to the Annual Meeting.

Record Holders. For shares held directly, please vote by proxy over the internet, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, in order to ensure that all of your shares of Common Stock are voted.

Shares Held in “Street Name.” For shares held in “street name” through a bank, broker, or other nominee, you should follow the procedures provided by bank, broker or other nominee to submit a proxy or vote your shares.

If a stockholder gives a proxy, how are the shares of Common Stock voted?

Regardless of the method you choose to vote, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. For each item before the Annual Meeting, you may specify whether your shares of Common Stock should be voted “for” or “against,” or abstain from voting.

For more information regarding how your shares will be voted if you properly sign, date and return a proxy card, but do not indicate how your Common Stock should be voted, see below “— How will my shares be voted if I return a blank proxy?”

How will my shares be voted if I return a blank proxy?

If you sign, date and return your proxy and do not indicate how you want your shares of Common Stock to be voted, then your shares of Common Stock will be voted in accordance with the recommendation of the Onconetix Board, “FOR” each of the proposals.

Can I change my vote after I have submitted my proxy?

Any Onconetix stockholder giving a proxy has the right to revoke the proxy and change their vote before the proxy is voted at the Annual Meeting by doing any of the following:

●	subsequently submitting a new proxy for the Annual Meeting that is received by the deadline specified on the accompanying proxy card;

●	giving written notice of your revocation to Onconetix’s Corporate Secretary; or

●	attending and voting at the Annual Meeting. Note that a proxy will not be revoked if you attend, but do not vote at, the Annual Meeting.

Execution or revocation of a proxy will not in any way affect your right to attend and vote at the Annual Meeting. See the section titled “The Annual Meeting — Revocability of Proxies.”

If I hold my shares in “street name,” can I change my voting instructions after I have submitted voting instructions to my bank, broker, or other nominee?

If your shares are held in the name of a bank, broker or other nominee and you previously provided voting instructions to your bank, broker, or other nominee, you should follow the instructions provided by your bank, broker or other nominee to revoke or change your voting instructions.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results for the Annual Meeting are expected to be announced at the Annual Meeting. In addition, within four Business Days following certification of the final voting results, Onconetix will file the final voting results of the Annual Meeting (or, if the final voting results have not yet been certified, the preliminary results) with the SEC on a Current Report on Form 8-K.

Do Onconetix stockholders have dissenters’ or appraisal rights?

The stockholders of Onconetix are not entitled to dissenters’ or appraisal rights in connection with the proposals at the Annual Meeting under Delaware law.

What happens if I sell my shares of Common Stock after the record date but before the Annual Meeting?

The record date is earlier than the date of the Annual Meeting. If you sell or otherwise transfer your shares of Common Stock after the record date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

Who will solicit and pay the cost of soliciting proxies?

Onconetix has engaged Alliance Advisors to assist in the solicitation of proxies for the Annual Meeting. Onconetix estimates that it will pay Alliance Advisors a fee of approximately $21,000, plus reimbursement for certain out-of-pocket fees and expenses. Onconetix has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Onconetix also may reimburse banks, brokers and other custodians, nominees and fiduciaries or their respective agents for their expenses in forwarding proxy materials to beneficial owners of Common Stock. Onconetix directors, officers and employees also may solicit proxies by telephone, by electronic means or in person. They will not be paid any additional amounts for soliciting proxies.

What should I do now?

You should read this proxy statement carefully and, in its entirety, including the annexes. Then, you may vote by proxy over the internet, using the instructions included with the accompanying proxy card, or promptly complete your proxy card and return it in the enclosed postage-paid envelope, so that your shares will be voted in accordance with your instructions.

How can I find more information about Onconetix?

You can find more information about Onconetix from various sources described in the section titled “Where You Can Find More Information.”

Whom do I call if I have questions about the Annual Meeting?

If you have questions about the Annual Meeting, or desire additional copies of this proxy statement or additional proxies, you may contact Onconetix’s proxy solicitor:

Alliance Advisors

150 Clove Road, Suite 400

Little Falls, NJ 07424

ONCO@allianceadvisors.com

EXECUTIVE OFFICERS, DIRECTORS AND CORPORATE GOVERNANCE

The following table provides information regarding our executive officers, directors and director nominee as of the Record Date:

Executive Officers and Directors

Executive Officers:

Name	Age	Position
David A. White	73	Chief Executive Officer
Karina Fedasz	53	Chief Financial Officer

Non-Employee Directors

Name	Age	Position	Class
Sammy Dorf	41	Director; Chairman of the Board	Class III director
Sarah Romano	46	Director; Chair of the Audit Committee	Class I director
Josh Epstein	47	Director and Director Nominee	Class II director

Executive Officers

David A. White

David A. White has served as our Chief Executive Officer since March 18, 2026. Mr. White has more than 30 years of executive leadership and board experience, having served in senior roles including Chief Executive Officer, Chief Financial Officer and Chief Operating Officer. Mr. White served as an independent director and Chair of the Audit Committee of SRx Holdings, Inc. (NYSE American: SRXH) from February 2025 to October 2025 and as an independent director and Chair of the Audit Committee of AG Growth International, Inc., a TSX-listed global equipment manufacturer, from November 2006 to May 2025. Mr. White currently serves as an independent director of Art’s Way Manufacturing, Inc., a Nasdaq-listed equipment manufacturer, where he serves as Chair of the Compensation Committee and as a member of the Audit Committee. He also served as an independent director of Patient Care Logistics Solutions, a private equity-sponsored passenger transportation and patient care logistics company, from March 2018 to December 2025.

Earlier in his career, Mr. White served as President and Chief Executive Officer of Student Transportation Partners, where he led the formation of the management team and established the company’s strategic vision, before transitioning to its Board of Directors in May 2023. He also served as Chief Executive Officer of TransCare Inc. from 2008 to 2012 and previously held senior leadership roles at Laidlaw Inc., including Chief Financial Officer of its Passenger Services Group, Regional General Manager for Western Canadian operations and President of its Ambulance division. Mr. White also served as President and Chief Operating Officer of Student Transportation of America and began his career as a financial executive with Coopers & Lybrand. Mr. White holds a Bachelor of Arts from the University of Western Ontario and a Master of Business Administration from the University of Toronto and is a Chartered Professional Accountant (CPA, CA) and ICD.D designee.

Karina Fedasz

Karina Fedasz, our Interim CFO since June 2024 and our Interim CEO since April 2025 until March 2026. Ms. Fedasz has helped companies raise capital, model and forecast business, manage cash flow and conduct mergers and acquisitions. From January 2023 to June 2024, Ms. Fedasz worked with various clients, including a not-for-profit and an early-stage artificial intelligence and data-driven health and wellness tracker. From February 2022 to December 2022, Ms. Fedasz served as Head of Business Development for Evofem Biosciences, a Nasdaq-listed public biotech company developing innovative products for women’s health. From August 2019 to October 2021, Ms. Fedasz served in various positions of increasing responsibility, including Chief Financial Officer, at IDW Media Holdings, a micro-cap media company, where she managed the company’s initial public offering. From April 2018 to August 2019, Ms. Fedasz served as Chief Financial Officer of MOCEAN, an integrated agency for entertainment, gaming, and brands. Ms. Fedasz’s breadth of experience has seen her lead teams in media, technology, services, manufacturing, and education, and she has worked with companies whose clients and customers include Fortune 500 companies such as Netflix, Disney, Amazon, Apple, Activision, and EA. Ms. Fedasz received an MBA with an emphasis in finance from Columbia Business School and a BA from University California at Los Angeles (UCLA). She holds an inactive CPA in the state of California.

Non-Employee Directors

Sammy Dorf, one of our directors since March 2026. He previously served as Co-Founder of Verano Holdings Corp. (OTCQX: VRNO), where he was instrumental in the company’s expansion and public listing in 2021, helping raise capital and executing strategic transactions over his tenure from 2015 to 2023. Following his departure from Verano, Mr. Dorf founded Dreamlife Consulting in 2023, advising companies on capital formation and growth strategy, and became a partner at Blue Current, LLC, a firm focused on retail real estate investments in 2023. He has served in multiple public company board roles, including as Executive Chairman of Flora Growth Corp. (formerly NASDAQ: FLGC) from December 2024 to September 2025, where he oversaw its strategic transformation, and currently serves on the board of SRx Health Solutions (NYSE American: SRXH), where he is Co-Chair of the governance committee and a member of the audit committee. Mr. Dorf also serves on the board of Cube Exchange, a digital asset platform pursuing a public listing through a business combination. He brings to our board extensive experience in capital markets, corporate governance, and strategic transactions.

Sarah Romano, one of our directors since December 2025, has over a decade of experience leading the finance function of multiple Nasdaq-listed companies. Ms. Romano has served as Chief Financial Officer and Treasurer of Vicarious Surgical Inc. (NYSE: RBOT), surgical robotics company, since April 2025. Ms. Romano previously served as the Chief Financial Officer of Entero Therapeutics, Inc. (Nasdaq: ENTO) (formerly First Wave BioPharma Inc.), a clinical-stage biopharmaceutical company specializing in the development of targeted, orally delivered therapies for gastrointestinal diseases, from March 2022 to March 2025. She previously served as Chief Financial Officer of Kiora Pharmaceuticals, Inc. (Nasdaq: KPRX) (formerly EyeGate Pharmaceuticals, Inc.), a clinical-stage specialty pharmaceutical company developing products for treating ophthalmic diseases, from February 2017 through February 2022, and as its Corporate Controller from August 2016 to January 2017. Before that, Ms. Romano served as Assistant Controller at TechTarget, Inc. from June 2015 through August 2016. Ms. Romano holds a Bachelor of Arts in Accounting from College of the Holy Cross and a Master of Accounting from Boston College. Given her more than ten years of experience leading the finance functions of Nasdaq-listed companies, Ms. Romano brings public company financial reporting, internal controls, and capital markets expertise that make her highly qualified to serve on the Board, including as its financial expert and Chair of the Audit Committee.

Josh Epstein, one of our directors since April 2026, is a senior executive and legal professional with more than 20 years of experience across the energy, mining, technology, healthcare, cannabis, blockchain, gaming, and autonomous-systems industries. Since December 2025, he has served in a Corporate Development, Capital Markets and Legal role at Mariana Minerals Co., a mining technology company developing AI-powered software and autonomous operating systems designed to optimize mineral processing, mine operations, and capital deployment across producing assets. In that capacity, he advises the C-suite on corporate development, capital markets strategy, mergers and acquisitions, partnership structuring, and transaction execution. Since October 2025, Mr. Epstein has served as a Board Member of SRx Health Solutions, Inc. (NYSE American: SRXH). From November of 2024 to December of 2025, Mr. Epstein was the head of Corporate Development and on the Board of Managers for Lisbon Valley Mining Co., overseeing all capital markets, M&A, partnership, and other transactional activities for the producing copper mine in Southeast Utah. Formerly, from March 2021 to November 2024, Mr. Epstein was a consultant to JJR Private Capital, a Florida and Toronto-based private equity firm founded in 2003. Previously, Mr. Epstein served as the CEO and Director of Socati Corp., a vertically integrated manufacturer of ingredients and consumer products for global cannabinoid and wellness markets. Prior to Socati, Mr. Epstein served as President and COO of Nuuvera Inc., an international wellness and medical cannabis company founded in 2016 that later listed on the Toronto Stock Exchange–V and sold to Tilray Inc. (NASDAQ: TLRY) (formerly Aphria Inc.) in 2018. Mr. Epstein was previously a Partner with FastForward Innovations Ltd., an early-stage venture capital firm where he oversaw investments and divestitures of the firm’s portfolio companies in the United States, Canada, the United Kingdom, Germany, Israel and China. Mr. Epstein began his career as an attorney with the international law firm Baker Botts, LLP, where his practice focused on mergers and acquisitions, venture capital and securities offerings. Mr. Epstein holds a B.A (English, Honors Program) and B.B.A. (Finance) from the University of Texas, a JD from the University of Texas School of Law, where he graduated with Honors and as a member of the Texas Law Review, and an MBA from the Acton School of Business in Austin, Texas, where he was valedictorian of his class.

Board of Directors and Corporate Governance

General

Our business and affairs are organized under the direction of our Board, which currently consists of three members. Our Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Our directors are divided among the three classes as follows:

●	the Class I director is Sarah Romano, and her term will expire at our 2028 annual meeting of stockholders;

●	the Class II director is Josh Epstein, and his term will expire at the annual meeting of stockholders; and

●	the Class III director is Sammy Dorf, and his term will expire at our 2027 annual meeting of stockholders..

Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Our directors hold office until the earlier of their death, resignation, removal, or disqualification, or until their successors have been elected and qualified. Our board of directors does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of our Board should be separate. The primary responsibilities of our Board are to provide oversight, strategic guidance, counselling, and direction to our management.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Directors and Executive Officers Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board. Nominees for director will be selected on the basis of, among other things, leadership experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time and effort to Board responsibilities. The Nominating & Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Committees of the Board

Our Board has established three standing committees-audit, compensation and nominating and corporate governance-each of which operates under a charter that has been adopted by our Board. Copies of each committee’s charter are posted on the “Investor Relations” section of our website, which is located at https://onconetix.com/corporate-governance/governance-overview. Each committee has the composition and responsibilities described below. Our Board may from time to time establish other committees.

Audit Committee

Our audit committee (“Audit Committee”) consists of Sarah Romano, who is the chair of the committee, Sammy Dorf, and Josh Epstein. Our Board has determined that each of the members of our Audit Committee satisfies the Nasdaq Marketplace Rules and SEC independence requirements. The functions of this committee include, among other things:

●	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

●	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

●	reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discussing the statements and reports with our independent auditors and management;

●	reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls;

●	reviewing and approving, in accordance with the Company’s policies, any related party transaction as defined by applicable rules and regulations;

●	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

●	reviewing and evaluating on an annual basis the performance of the audit committee, including compliance of the audit committee with its charter.

The Board has determined that each of Sarah Romano, Sammy Dorf, and Josh Epstein qualifies as an “audit committee financial expert” within the meaning of applicable SEC regulations and meets the financial sophistication requirements of the Nasdaq Marketplace Rules. In making this determination, the Board has considered each of Ms. Romano’s, Mr. Dorf’s, and Mr. Epstein’s extensive financial experience and business background. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.

Compensation Committee

Our compensation committee (“Compensation Committee”) consists of Sarah Romano, who is the chair of the committee, Sammy Dorf, and Josh Epstein. Our board of directors has determined that each of the members of our Compensation Committee is an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and satisfies the Nasdaq Marketplace Rules independence requirements. The functions of this committee include, among other things:

●	reviewing, modifying, and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;

●	reviewing and approving the compensation, the performance goals, and objectives relevant to the compensation, and other terms of employment of our executive officers;

●	reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending, or terminating existing plans and programs;

●	reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and any other compensatory arrangements for our executive officers;

●	reviewing with management and approving our disclosures under the caption “Compensation Discussion and Analysis” in our periodic reports or proxy statements to be filed with the SEC; and

●	preparing the report that the SEC requires in our annual proxy statement.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2025, James Sapirstein, Thomas Meier, Andrew Oakley, Timothy Ramdeen and Simon Tarsh served as members of our Compensation Committee. Mr. Sapirstein served as our Executive Chairman from February 24, 2025 until March 28, 2025. Except for Mr. Sapirstein, none of the members of our Compensation Committee during 2025 was, or had previously been, an officer or employee of the Company. Dr. Meier had certain consulting arrangements with the Company during 2025, as described under “Certain Relationships and Related Transactions—Consulting Agreement.” None of our executive officers served during 2025 as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving on our Board or Compensation Committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee (“Nominating Committee”) consists of Josh Epstein, who is the chair of the committee, and Sarah Romano. Our Board has determined that each of the members of this committee satisfies the Nasdaq Marketplace Rules independence requirements. The functions of this committee include, among other things:

●	identifying, reviewing, and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;

●	evaluating director performance on the board and applicable committees of the board and determining whether continued service on our board is appropriate;

●	evaluating, nominating, and recommending individuals for membership on our board of directors; and

●	evaluating nominations by stockholders of candidates for election to our board of directors.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Committee does not distinguish among nominees recommended by stockholders and other persons and evaluates all director candidates based on the same criteria. In evaluating candidates for Board membership, the Committee considers, among other things, leadership experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time and effort to Board responsibilities. The Committee may also consider particular skills or attributes, such as financial or accounting experience, based on the specific needs of the Board from time to time, as well as the overall experience and composition of the Board.

Board Leadership Structure

Our Board is free to select the Chairman of the Board and the Chief Executive Officer in a manner that it considers to be in the best interests of the Company at the time of selection. Currently, David A. White serves as our Chief Executive Officer, Karina Fedasz serves as our Interim Chief Financial Officer, and Sammy Dorf serves as Chairman of the Board.

Our board of directors, as a whole and also at the committee level, plays an active role overseeing the overall management of our risks. Our Audit Committee reviews risks related to financial and operational items with our management and our independent registered public accounting firm. Our board of directors is in regular contact with our Chief Executive Officer, who reports directly to the board of directors and supervises day-to-day risk management.

Director Independence

The Board has evaluated each of its directors’ independence from the Company based on the definition of “independence” established by the Nasdaq Listing Rules and has determined that each of Sarah Romano, Sammy Dorf and Josh Epstein is an independent director. The Board has further determined that each member of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is independent under applicable Nasdaq rules. The Board has also determined that each member of our Audit Committee is independent under the additional independence requirements applicable to audit committee members under the Exchange Act and applicable Nasdaq rules.

The Board has also determined that each member of our audit committee is “independent” for purposes the Exchange Act.

In its evaluation of each director’s or nominee’s independence from the Company, the Board reviewed whether any transactions or relationships currently exist or existed during the past year between each director or nominee and the Company and its subsidiaries, affiliates, equity investors, or independent registered public accounting firm, and whether there were any transactions or relationships between each director or nominee and members of the senior management of the Company or their affiliates.

Role of Board in Risk Oversight Process

We face a number of risks, including those described under the caption “Risk Factors” contained elsewhere in this proxy statement/prospectus. Our board of directors believes that risk management is an important part of establishing, updating, and executing our business strategy. Our board of directors has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of our Company. Our board of directors focuses its oversight on the most significant risks facing us and, on our processes to identify, prioritize, assess, manage, and mitigate those risks. Our board of directors receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our board of directors has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Our board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization. Our Audit Committee oversees management of financial risks; our board regularly reviews information regarding our cash position, liquidity, and operations, as well as the risks associated with each. The board regularly reviews plans, results and potential risks related to our product offerings, growth and strategies. Our Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on our company.

Board Member Attendance at Annual Stockholder Meeting

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are encouraged to attend these annual meetings. All of the directors serving on our Board at the time of our 2025 annual meeting of stockholders virtually attended the meeting, which was held on December 5, 2025.

Number of Meetings

During the fiscal year ended December 31, 2025, our Board met twenty-five times, the Audit Committee met six times, the Compensation Committee met five times, and the Nominating and Corporate Governance Committee met one time. In the fiscal year ended December 31, 2025, each of our directors attended at least 75% of the meetings of the Board and committees on which he or she served as a member.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is posted on our website at www.onconetix.com. We expect that any amendments or waivers to the code that are required by law or Nasdaq Marketplace Rules will be disclosed on our website.

Insider Trading Policy

We have adopted insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers, and employees, which are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards (the “Insider Trading Policy”).

The foregoing description of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by the terms and conditions of the Insider Trading Policy, a copy of which is filed as an exhibit to our most recent Annual Report on Form 10-K and is incorporated herein by reference.

Hedging Policy

Except for restrictions under our Insider Trading Policy applicable to hedging transactions that would modify the effect of a Rule 10b5-1 trading plan, we have not adopted any practices or policies that specifically prohibit or restrict our employees, officers or directors from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Compensation Recovery Policy

On January 17, 2024, our Board adopted a policy (commonly known as a “clawback” policy) which provides for the recovery of erroneously awarded incentive compensation to certain of our officers in the event that we are required to prepare an accounting restatement due to material noncompliance by us with any financial reporting requirements under the federal securities laws. This policy is designed to comply with Section 10D of the Securities Exchange Act of 1934, as amended, related rules and the listing standards of Nasdaq Stock Market or any other securities exchange on which our shares are listed in the future. The policy is administered by our Board or, if so designated by the Board, the Compensation Committee. Any determinations made by the Board shall be final and binding on all affected individuals.

The individuals covered by the policy (the “Covered Executives”) are any current or former employee who is or was identified as our president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person (including any executive officer of our subsidiaries or affiliates) who performs similar policy-making functions for us.

The policy covers our recoupment of “Incentive-Based Compensation” (as defined in the policy) received by a person after beginning service as a Covered Executive and who served as a Covered Executive at any time during the performance period for that Incentive-Based Compensation. In the event we are required to prepare an accounting restatement, the policy requires us to recover, reasonably promptly, any excess incentive compensation (as determined by our Board or Compensation Committee) received by any Covered Executive during the three completed fiscal years immediately preceding the date on which we are required to prepare such accounting restatement.

The foregoing description of our claw-back does not purport to be complete and is qualified in its entirety by the terms and conditions of such policy, a copy of which is filed as an exhibit to the registration statement filed on October 8, 2021 and is incorporated herein by reference.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors, or any specified individual director, may do so by directing such correspondence to the attention of the Chief Executive Officer, Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, OH. The Chief Executive Officer will forward the communication to the appropriate director or directors as appropriate.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, filed electronically with the SEC during the year ended December 31, 2025, the Company believes that all Section 16(a) filings applicable to its directors, officers and 10% stockholders were filed on a timely basis during the year ended December 31, 2025.

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2025 and 2024. Individuals we refer to as our “named executive officers” include (i) all individuals serving as our Chief Executive Officer during the fiscal year ended December 31, 2025; (ii) our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of the fiscal year ended December 31, 2025, whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2025 and (iii) up to two of our most highly compensated executive officers other than our Chief Executive Officer who served as executive officers during the fiscal year ended December 31, 2025 but not at the end of the fiscal year ended December 31, 2025 whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($) (1)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Ralph Schiess (2);	2025	163,937	--		--	--	--	163,937
Former Chief Executive Officer and Former Chief Science Officer	2024	265,176	40,000	(3)	--	--	--	305,176

Karina Fedasz (4);	2025	$307,060	45,000	(5)	--	--	--	352,060
Interim Chief Financial Officer and Former Interim Chief Executive Officer	2024	$197,125	--		--	--	--	197,125

(1)	This figure represents the aggregate grant date fair value of stock-based awards granted in the fiscal year, computed in accordance with the provisions of FASB ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included elsewhere in this Report.

(2)	Mr. Schiess was appointed as Interim Chief Executive Officer on January 12, 2024 and as Chief Science Officer on December 15, 2023. Mr. Schiess resigned from Interim Chief Executive Officer on February 24, 2025 and Chief Science Officer on May 31, 2025.

(3)	Mr. Schiess was awarded a bonus of $40,000 for his role as Interim Chief Executive Officer.

(4)	Ms. Fedasz was appointed Interim Chief Financial Officer effective June 10, 2024 and Interim Chief Executive Officer effective April 2, 2025.

(5)	Ms. Fedasz was awarded a bonus of $45,000 for her role as Interim Chief Executive Officer from April 2, 2025 to December 31, 2025.

Employment Agreements of Named Executive Officers

Set forth below is a summary of many of the material provisions of the employment agreements with our named executive officers and other executive officers, of which summaries do not purport to contain all of the material terms and conditions of each such agreement.

David White

On March 18, 2026, the Board of Onconetix appointed David White as Chief Executive Officer of the Company effective as of that date. In connection with Mr. White’s appointment, the Company and Mr. White entered into an employment agreement, pursuant to which Mr. White will serve as Chief Executive Officer of the Company and will be paid a monthly base salary of $21,700. Pursuant to such employment agreement, Mr. White agreed to be bound by certain non-compete, confidentiality and non-solicitation covenants contained therein.

Ralph Schiess

In November 2011, Ralph Schiess entered into an employment agreement with Proteomedix (as amended, the “Schiess Employment Agreement”), pursuant to which Dr. Schiess serves as Chief Executive Officer of Proteomedix and was paid a base salary of CHF 233,100 in the fiscal year ended December 31, 2023. Dr. Schiess is also eligible to participate in the PMX Option Plan and to receive accident insurance, sick pay insurance, a pension plan, and certain government-mandated child allowance benefits. Dr. Schiess received a bonus of CHF 90,804 for 2023.

Pursuant to the Schiess Employment Agreement, Dr. Schiess agreed to be bound by certain non-compete and non-solicitation covenants contained therein.

The Schiess Employment Agreement may be terminated with notice in writing by either Proteomedix or Dr. Schiess. In the event of a change of control, either party must give twelve months’ notice, but for a period starting six months prior to and two years after a change of control becomes effective, Proteomedix must, upon request of Dr. Schiess, must provide Garden Leave within 30 days after receipt of such request. During the Garden Leave, Dr. Schiess may enter into consulting arrangements and accept board positions, provided that Dr. Schiess’ statutory and contractual confidentiality, non-competition and non-solicitation obligations remain unchanged and in effect. If the termination of the Schiess Employment Agreement is for any other reason than a change of control, then either party must give five months’ notice.

On February 24, 2025, Dr. Schiess resigned from his positions as the Interim Chief Executive Officer and Chief Science Officer of the Company, effective as of the date. On May 31, 2025, Dr. Schiess resigned from his position as Chief Executive Officer of Proteomedix, effective as of that date.

Karina Fedasz

On June 10, 2024, the Company appointed Karina M. Fedasz as Interim Chief Financial Officer of the Company, effective immediately. In connection with Ms. Fedasz’s appointment, the Company and Ms. Fedasz entered into a consulting agreement (the “Fedasz Consulting Agreement”), pursuant to which Ms. Fedasz was entitled to receive $15,000 per month for up to 80 hours of monthly service to the Company, $200 per hour thereafter and $2,500 per month for signatory services. The Fedasz Consulting Agreement had an initial term of one year, subject to early termination by either party upon thirty (30) days’ written notice.

On April 2, 2025, Ms. Fedasz was appointed Interim Chief Executive Officer of the Company and served until March 18, 2026. No additional compensation was granted in connection with this appointment at that time. On December 5, 2025, Ms. Fedasz was granted a bonus of $45,000, payable in January 2026, for her service as Interim Chief Executive Officer during 2025, and an increase in compensation of $5,000 per month, effective January 1, 2026, for her service as Interim Chief Executive Officer. Effective March 18, 2026, upon the appointment of David A. White as Chief Executive Officer of the Company, Ms. Fedasz ceased serving as Interim Chief Executive Officer and continued serving as Interim Chief Financial Officer. In connection with Mr. White’s appointment, Ms. Fedasz’s monthly compensation was reduced by $5,000, effective March 18, 2026.

Potential Payments Upon Termination or Change-in-Control

See “Employment Agreements of Named Executive Officers” above.

Outstanding Equity Awards at Fiscal Year-End

None of our named executive officers had any outstanding equity incentive plan awards as of December 31, 2025.

Director Compensation

The Board has approved cash and equity compensation of directors, such that we pay each of our non-employee directors an annual cash retainer for service on the Board and for service on each committee on which the director is a member. The chair of each committee receives an additional annual retainer for such service. All retainers are payable in arrears in four equal quarterly installments. The retainers paid to non-employee directors for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

Annual Board Service Retainer
All non-employee directors	$45,000
Chairman of the Board (in addition to annual Board service retainer)	$20,000
Annual Committee Member Service Retainer
Member of the Audit Committee	$10,000
Member of the Compensation Committee	$7,500
Member of the Nominating and Corporate Governance Committee	$5,000
Annual Committee Chair Service Retainer
(in addition to Committee Member Service Retainer above):
Chair of the Audit Committee	$15,000
Chair of the Compensation Committee	$7,500
Chair of the Nominating and Corporate Governance Committee	$5,000

During 2026, Mr. Oakley continued to receive compensation for his service as Lead Independent Director at a rate of $36,000 per month until such compensation was reduced to $10,000 per month in March 2026. Mr. Oakley resigned from the Board in April 2026.

Additionally, each non-employee director is entitled to receive an annual grant of restricted stock awards equal to 0.04% of the shares of Common Stock outstanding as of the date of the Company’s annual meeting, with such restricted stock vesting approximately one year from the grant date and upon the director’s death or disability or a change of control of the Company. The restricted stock awards for 2026 have not yet been granted. Sarah Romano has elected not to receive her restricted stock award for 2026.

Our Compensation Committee will continue to review and make recommendations to the Board regarding compensation for directors, including equity-based plans. We will reimburse our non-employee directors for reasonable travel expenses incurred in attending board and committee meetings.

Director Compensation Table

The following table sets forth information concerning the compensation of our directors for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($) (1)		Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Thomas Meier	60,000	(2)	1,811	(3)	--	--	61,811
Timothy Ramdeen	72,500	(4)	1,811	(3)	--	--	74,311
James Sapirstein (6)	21,896	(5)	--		--	--	21,896
Ajit Singh (8)	27,758	(7)	--		--	--	27,758
Simon Tarsh (10)	76,671	(9)	1,811	(3)	--	--	78,482
Andrew Oakley	248,657	(11)	2,016	(3)(12)	--	--	250,673
Sarah Romano	4,946	(13)	--		--	--	4,946

(1)	This figure represents the aggregate grant date fair value of stock-based awards granted in the fiscal year, computed in accordance with the provisions of FASB ASC 718. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included elsewhere in this Report.

(2)	Represents fees earned by Mr. Meier, for serving as a member of the Board and Chairman of the Compensation Committee, totaling $60,000.

(3)	These directors were each granted 618 shares of restricted stock on August 15, 2025, which vest on August 16, 2026. All such shares are unvested and remain outstanding as of December 31, 2025.

(4)	Represents fees earned by Mr. Ramdeen, for serving as a member of the Board, Audit Committee, and Compensation Committee, as well as Chairman of the Nominating Governance Committee totaling $72,500.

(5)	Represents fees earned by Mr. Sapirstein for serving as a member of the Board and Executive Chairman from February 24, 2025 until March 28, 2025.

(6)	As of March 28, 2025, James Sapirstein resigned as Executive Chairman and member of the Board.

(7)	Represents fees earned for serving as a member of the Board.

(8)	As of August 10, 2025, Ajit Singh resigned as a member of the Board.

(9)	Represents fees earned by Mr. Tarsh for serving as a member of the Board, Compensation Committee, and Nominating Governance Committee, as well as Chairman of the Audit Committee, totaling $76,671.

(10)	Simon Tarsh served as Chairman of the Audit Committee and member of the Board until December 5, 2025 and as a member of the Compensation Committee and Nominating Governance Committee until October 23, 2025. As a result of his resignation, his grant of restricted stock, awarded on August 15, 2025, was accordingly forfeited.

(11)	Represents fees earned by Mr. Oakley for serving as a member of the Board, member of the Compensation Committee, member of the Audit Committee, member of the Nominating Governance Committee, and Lead Independent Director, totaling $248,657. Mr. Oakley was paid $36,000 per month for his role as the Lead Independent Director, effective July 12, 2025.

(12)	Mr. Oakley was granted 20 shares of restricted stock on February 24, 2025, when he joined the Board, which vest on August 31, 2026. All such shares are unvested and remain outstanding as of December 31, 2025.

(13)	Represents fees earned by Ms. Romano for serving as a member of the Board and Chairman of the Audit Committee.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2025, regarding our common stock that may be issued under the Company’s 2019 Equity Incentive Plan (the “2019 Plan”) and the Company’s 2022 Equity Incentive Plan (the “2022 Plan”).

Plan Category:	Number of Securities to be issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a) and (b))
Equity compensation plans approved by stockholders
2019 Plan (1)	--	--	--	(1)(2)
2022 Plan (3)	1	$285,047.50	158
Total	1	$285,047.50	158

(1)	The 2019 Plan permits grants of equity awards to employees, directors, consultants, and other independent contractors. Our board of directors and stockholders have approved a total reserve of 411 shares for issuance under the 2019 Plan.

(2)	Once the 2022 Plan became effective, no further grants were made under the 2019 Plan and all shares that remained available for the issuance of awards under our 2019 Plan as of immediately prior to the time our 2022 Plan became effective were rolled over into the 2022 Plan.

(3)	The 2022 Plan permits grants of equity awards to employees, directors, consultants, and other independent contractors. Our board of directors and stockholders have approved a total reserve of 341 shares for issuance under the 2022 Plan, of which 158 are remaining. These amounts have been affected by the reverse stock splits the Company has undergone.

2022 Equity Incentive Plan

Our board of directors adopted, and our stockholders approved, our 2022 Plan effective upon the completion of our initial public offering. Our 2022 Plan is a successor to and continuation of our 2019 Plan. Our 2022 Plan became effective on the date of the completion of our initial public offering. Once the 2022 Plan became effective, no further grants will be made under the 2019 Plan.

Awards. Our 2022 Plan provides for the grant of incentive stock options, or ISOs, within the meaning of Section 422 of the Internal Revenue Code, or the Code, to employees, including employees of any parent or subsidiary, and for the grant of non-statutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of awards to employees, directors and consultants, including employees and consultants of our affiliates.

Authorized Shares. Initially, the maximum number of shares of our common stock that may be issued under our 2022 Plan was 470 shares of our common stock, which is the sum of (i) 59 new shares, plus (ii) an additional number of shares not to exceed 411 (calculated after giving effect to the Pre-IPO Stock Split), consisting of (A) shares that remain available for the issuance of awards under our 2019 Plan as of immediately prior to the time our 2022 Plan becomes effective and (B) shares of our common stock subject to outstanding stock options or other stock awards granted under our 2019 Plan that, on or after the 2022 Plan becomes effective, terminate or expire prior to exercise or settlement; are not issued because the award is settled in cash; are forfeited because of the failure to vest; or are reacquired or withheld (or not issued) to satisfy a tax withholding obligation or the purchase or exercise price, if any, as such shares become available from time to time.

On August 22, 2022, at the Company’s 2022 annual meeting of stockholders, the Company’s stockholders approved an additional 6 shares of common stock that may be issued under the 2022 Plan. On May 31, 2023, at the Company’s 2022 annual meeting of stockholders, the Company’s stockholders approved an additional 3 shares of common stock that may be issued under the 2022 Plan. On September 5, 2024, at the Company’s 2024 annual meeting of stockholders, the Company’s stockholders approved an additional 323 shares of common stock that may be issued under the 2022 Plan.

The number of shares of common stock available for issuance under our 2022 Plan will be reduced by: one share for each share of common stock issued pursuant to a stock option or stock appreciation right with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or appreciation right on the grant date; and (ii) 1.20 shares for each share of common stock issued pursuant to any restricted stock unit or other “full value award.” The maximum number of shares of our common stock that may be issued on the exercise of ISOs under our 2022 Plan is equal to the number of shares reserved under the 2022 Plan at any time.

Shares subject to stock awards granted under our 2022 Plan that expire or terminate without being exercised in full or that are paid out in cash rather than in shares do not reduce the number of shares available for issuance under our 2022 Plan. Shares withheld under a stock award to satisfy the exercise, strike, or purchase price of a stock award or to satisfy a tax withholding obligation do not reduce the number of shares available for issuance under our 2022 Plan. If any shares of our common stock issued pursuant to a stock award are forfeited back to or repurchased or reacquired by us (i) because of a failure to meet a contingency or condition required for the vesting of such shares, (ii) to satisfy the exercise, strike or purchase price of an award or (iii) to satisfy a tax withholding obligation in connection with an award, the shares that are forfeited or repurchased or reacquired will revert to and again become available for issuance under the 2022 Plan. Any shares previously issued which are reacquired in satisfaction of tax withholding obligations or as consideration for the exercise or purchase price of a stock award will again become available for issuance under the 2022 Plan. The number of shares available for issuance under our 2022 Plan will increase by 1.20 shares for each share subject to restricted stock units or other full value awards (not including stock options or stock appreciation rights) which are forfeited or reacquired for the reasons described in the preceding two sentences.

Plan Administration. Our Board of Directors has assigned the authority to administer the 2022 Plan to our Compensation Committee, but may, at any time, re-vest in itself some or all of the power delegated to our Compensation Committee. The Compensation Committee may delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards and (ii) determine the number of shares subject to such stock awards. Under our 2022 Plan, our Compensation Committee has the authority to determine award recipients, grant dates, the numbers and types of stock awards to be granted, the applicable fair market value, and the provisions of each stock award, including the period of exercisability and the vesting schedule applicable to a stock award.

Stock Options. ISOs and NSOs are granted under stock option agreements in a form approved by the Compensation Committee. The Compensation Committee determines the exercise price for stock options, within the terms and conditions of the 2022 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2022 Plan vest at the rate specified in the stock option agreement as determined by the Compensation Committee.

The Compensation Committee determines the term of stock options granted under the 2022 Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement, or other written agreement between us and the recipient approved by the Compensation Committee, provide otherwise, if an option holder’s service relationship with us or any of our affiliates ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. This period may be extended in the event that exercise of the option is prohibited by applicable securities laws. If an option holder’s service relationship with us or any of our affiliates ceases due to death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 18 months following the date of death. If an option holder’s service relationship with us or any of our affiliates ceases due to disability, the option holder may generally exercise any vested options for a period of 12 months following the cessation of service. In the event of a termination for cause, options generally terminate upon the termination date. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (i) cash, check, bank draft or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of our common stock previously owned by the option holder, (iv) a net exercise of the option if it is an NSO or (v) other legal consideration approved by the Board of Directors.

Unless the Compensation Committee provides otherwise, options or stock appreciation rights generally are not transferable except by will or the laws of descent and distribution. Subject to approval of the Compensation Committee or a duly authorized officer, an option may be transferred pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument.

Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an award holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards are granted under restricted stock unit award agreements in a form approved by the Compensation Committee. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the Compensation Committee or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, or other written agreement between us and the recipient approved by the Compensation Committee, restricted stock unit awards that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements in a form approved by the Compensation Committee. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past or future services to us or any other form of legal consideration that may be acceptable to our board of directors and permissible under applicable law. The Compensation Committee determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation right agreements in a form approved by the Compensation Committee. The Compensation Committee determines the strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under the 2022 Plan vests at the rate specified in the stock appreciation right agreement as determined by the Compensation Committee. Stock appreciation rights may be settled in cash or shares of common stock or in any other form of payment as determined by the Board and specified in the stock appreciation right agreement.

The Compensation Committee determines the term of stock appreciation rights granted under the 2022 Plan, up to a maximum of 10 years. If a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. This period may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards. The 2022 Plan permits the grant of performance awards that may be settled in stock, cash, or other property. Performance awards may be structured so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the common stock.

The performance goals may be based on any measure of performance selected by the board of directors or the Compensation Committee. The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the board of directors at the time the performance award is granted, the board or Compensation Committee will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change or any distributions to common stockholders other than regular cash dividends; (ix) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (xi) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and (xi) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body.

Other Stock Awards. The Compensation Committee may grant other awards based in whole or in part by reference to our common stock. The Compensation Committee will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by us to such non-employee director, will not exceed $150,000 in total value; provided that such amount will increase to $200,000 for the first year for newly appointed or elected non-employee directors.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares reserved for issuance under the 2022 Plan, (ii) the class and maximum number of shares by which the share reserve may increase automatically each year, (iii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iv) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to stock awards under the 2022 Plan in the event of a corporate transaction (as defined in the 2022 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Board or Compensation Committee at the time of grant.

In the event of a corporate transaction, any stock awards outstanding under the 2022 Plan may be assumed, continued, or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the corporate transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the corporate transaction (contingent upon the effectiveness of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the corporate transaction, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the effectiveness of the corporate transaction), and (ii) any such stock awards that are held by persons other than current participants will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction, except that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.

In the event a stock award will terminate if not exercised prior to the effective time of a corporate transaction, the board of directors may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value to the excess (if any) of (i) the per share amount payable to holders of common stock in connection with the corporate transaction over (ii) any per share exercise price payable by such holder, if applicable. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the corporate transaction may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of common stock.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend or terminate our 2022 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopts our 2022 Plan. No stock awards may be granted under our 2022 Plan while it is suspended or after it is terminated.

2019 Equity Incentive Plan

Our board of directors adopted, and our stockholders approved our 2019 Equity Incentive Plan (the “2019 Plan”) in July 2019 for grants of awards to employees, directors, officers, and consultants of us or any of our subsidiaries. Once the 2022 Plan became effective, no further grants will be made under the 2019 Plan. However, the 2019 Plan will continue to govern the terms and conditions of the outstanding awards previously granted under the 2019 Plan.

Awards. Our 2019 Plan provides for the grant of stock awards (collectively, “Stock Awards”) to employees, directors, officers and consultants of us or any of our subsidiaries, consisting of (i) incentive stock options, (“ISOs”), within the meaning of Section 422 of the Internal Revenue Code (the “Code”); (ii) nonstatutory stock options (“NSOs”); (iii) stock appreciation rights; (iv) restricted stock awards; (v) restricted stock unit awards, and (vi) other forms of awards.

Authorized Shares. Once the 2022 Plan became effective, no further grants were made under the 2019 Plan and all shares that remained available for the issuance of awards under our 2019 Plan as of immediately prior to the time our 2022 Plan became effective were rolled over into the 2022 Plan.

Plan Administration. The 2019 Plan may be administered by our board of directors, and our board of directors may delegate such administration to a committee of the board of directors (as applicable, the “Administrator”). The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. Our board of directors may grant either incentive stock options, which must comply with Code Section 422, or non-qualified stock options. ISO’s may only be granted to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Our Administrator sets exercise prices and terms and conditions; except that stock options must be granted with an exercise price not less than 100% of the fair market value of our common stock on the date of grant. Unless our Administrator determines otherwise, fair market value means, as of a given date, the closing price of our common stock. At the time of grant, our board of directors determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which may not exceed 10 years) and other conditions on exercise. Pursuant to the 2019 Plan, we may only issue 35,000 ISOs.

Eligibility. Awards may be granted under the 2019 Plan to officers, employees, directors, officers and of us and our subsidiaries. Incentive stock options may be granted only to employees of us or our subsidiaries.

Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. Our board of directors may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, or RSUs, which represent the right to receive shares of our common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the discretion of our board of directors’ discretion. The restrictions may be based on continuous service with us or the attainment of specified performance goals, as determined by the board of directors. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the board of directors. Other stock awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than one hundred percent (100%) of the fair market value of the common stock at the time of grant) may be granted either alone or in addition to stock awards provided for under the 2019 Plan.

Stock Appreciation Rights. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date (the “grant price”. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a SAR cannot exceed 10 years.

Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split or recapitalization, appropriate adjustments will be made to (i) the class and maximum number of shares subject to the 2019 Plan, (ii) the class and maximum number of shares that may be issued on the exercise of ISOs and (iii) the class and number of shares and exercise price, strike price or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. The following applies to Stock Awards under the 2019 Plan in the event of a corporate transaction (as defined in the 2019 Plan), unless otherwise provided in a participant’s stock award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the Board at the time of grant.

In the event of a corporate transaction, the board of directors may take one of the following actions, contingent on the completion of the corporate transaction: (i) arrange for the surviving or acquiring corporation (or its parent company) to assume, continue or substitute the Stock Award for a similar stock award; (ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to the Stock Award to the surviving or acquiring corporation (or its parent company); (iii) accelerate the vesting (in whole or in part) of the Stock Award; (iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award; (v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration that the Board; and (vi) make a payment equal to the excess, if any, of (A) the value of the property the participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the corporate transaction, over (B) any exercise price payable by such holder in connection with such exercise The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all participants. The Board may also take different actions with respect to the vested and unvested portions of a Stock Award.

Additionally, under the 2019 Plan, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control (as defined in the 2019 Plan) as may be provided in the Grant Agreement for such Stock Award or as may be provided in any other written agreement between the participant and the Company or any of its subsidiaries which may employ the participant, but in the absence of such provision, no such acceleration will occur.

Plan Amendment or Termination. Our board of directors has the authority to amend, suspend or terminate our 2019 Plan, subject to certain conditions, including that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our board of directors adopted our 2019 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of transactions since January 1, 2024 to which we were a party in which (i) the amount involved exceeded or will exceed the lesser of $120,000 of one percent (1%) of our average total assets at year-end for the last two completed fiscal years and (ii) any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, any of the foregoing persons, who had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other similar arrangements, which are described under “Executive and Director Compensation.”

Debenture

On January 23, 2024, the Company issued a non-convertible debenture (the “Debenture”) in the principal sum of $5.0 million, in connection with a Subscription Agreement, to Altos Ventures, a stockholder of the Company. The Debenture has an interest rate of 4.0% per annum, and the principal and accrued interest are payable in full upon the earlier of (i) the closing under the Subscription Agreement and (ii) June 30, 2024. Additionally, the $5.0 million subscription amount under the Subscription Agreement shall be increased by the amount of interest payable under the Debenture. As of December 31, 2025 and 2024, the subscription agreement liability was $0 and $4.1 million, respectively.

Consulting Agreement

On February 6, 2024, the Company appointed Thomas Meier, PhD, as a member of the Company’s board of directors. Dr. Meier provides consulting services to Proteomedix, through a consulting agreement that was effective January 4, 2024. The Company recorded approximately $58,000 in related expenses during the year ended December 31, 2024, of which approximately $11,000 is included in accrued expenses in the accompanying consolidated financial statements as of December 31, 2024.

On June 17, 2025, the Company entered into a separate consulting agreement with a firm affiliated with Dr. Meier. The agreement provides for the payment of certain success fees and reimbursement of related expenses. Under its terms, Dr. Meier is entitled to earn up to 10% of success fees for transactions greater than $9 million earned by the affiliated firm. The Company recorded approximately $33,000 in related expenses during the twelve months ended December 31, 2025. As of December 31, 2025, approximately $16,500 related to the consulting agreement was included in the Company’s accounts payables.

Policies and Procedures for Related Party Transactions

We have adopted a written related party transactions policy pursuant to which our Audit Committee reviews and approves or ratifies transactions involving the Company and any of our directors or director nominees, executive officers, beneficial owners of more than 5% of our Common Stock or their immediate family members that are required to be disclosed under Item 404(a) of Regulation S-K. Each of our directors and executive officers is required to inform the Chair of the Audit Committee of any potential related party transaction. The Audit Committee, in consultation with outside counsel or members of management as appropriate, determines whether the transaction constitutes a related party transaction subject to the policy.

In determining whether to approve a related party transaction, the Audit Committee considers, among other factors, whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; the business reasons for entering into the transaction; whether the transaction would impair the independence of an outside director; whether the transaction would present an improper conflict of interest for any director or executive officer; and any pre-existing contractual obligations. Any member of the Audit Committee who has an interest in the transaction must abstain from voting on its approval.

THE ANNUAL MEETING

This proxy statement is being provided to Onconetix stockholders in connection with the solicitation of proxies by the Onconetix Board for use at the Annual Meeting and at any adjournments or postponements thereof. Onconetix stockholders are encouraged to read this entire document carefully, including its annexes and the documents incorporated by reference herein, for more detailed information regarding the share exchange agreement and the transactions contemplated thereby.

Date, Time and Place of the Annual Meeting

The Annual Meeting will be held on November 10, 2026, beginning at 9:00 a.m., Eastern Time at the offices of Moritt Hock & Hamroff LLP, 400 Garden City Plaza, 2nd Floor, Garden City, NY 11530.

Matters to Be Considered at the Annual Meeting

The purpose of the Annual Meeting is to consider and vote on each of the following proposals, each of which is further described in this proxy statement:

1.	To re-elect Josh Epstein (the “Director Nominee”) to serve as a Class II director on the Company’s board of directors (the “Board”) for a three-year term that expires at the 2029 Annual Meeting of Stockholders, or until his successor is elected and qualified (the “Director Election Proposal”);

2.	To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 154,856,150 shares of the Company’s Common Stock, par value $0.00001 per share (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series F Preferred Stock, par value $0.00001 per share (“Series F Preferred Stock”) issued to an investor in a private placement transaction which was completed on July 29, 2026 (the “Series F PIPE Proposal”);

3.	To grant discretionary authority to the Company’s Board of Directors (the “Board”) to amend the Onconetix Amended and Restated Certificate of Incorporation (the “Charter”) in order to effect a reverse stock split of all outstanding shares of the Company’s Common Stock, which amendment shall be substantially in the form appended to the accompanying proxy statement as Annex A (the “Reverse Stock Split Amendment”), at a ratio in the range of 1-for-2 to 1-for-15 (the “Reverse Stock Split”), with the exact ratio to be determined by the Board in its sole discretion, provided that the Reverse Stock Split is completed no later than the one year anniversary date of the Annual Meeting (the “Reverse Stock Split Proposal”);

4.	To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”); and

5.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”).

Only business within the purposes described in the Annual Meeting notice may be conducted at the Annual Meeting.

Recommendation of the Onconetix Board

After careful consideration, the Onconetix Board unanimously recommends that Onconetix’s stockholders vote “FOR” each of the proposals.

Record Date for the Annual Meeting and Voting Rights

The record date to determine Onconetix stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournments or postponements thereof is September 29, 2026. At the close of business on the record date, there were 5,241,486 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each Onconetix stockholder is entitled to one vote on each proposal for each share of Common Stock held of record at the close of business on the record date. Only Onconetix stockholders of record at the close of business on the record date are entitled to receive notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

A complete list of Onconetix stockholders entitled to vote at the Annual Meeting will be available for inspection at Onconetix’s headquarters during regular business hours for a period of no less than 10 days before the Annual Meeting at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202.

Quorum; Abstentions and Broker Non-Votes

A quorum of Onconetix stockholders is necessary to conduct business at the Annual Meeting. The presence in person or by proxy of the holders of one-third of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum. Shares of Common Stock present at the Annual Meeting or represented by proxy and entitled to vote, including shares for which an Onconetix stockholder directs an “abstention” from voting, will be counted for purposes of determining a quorum.

If a quorum is not present, the Annual Meeting will be adjourned or postponed until the holders of the number of shares of Common Stock required to constitute a quorum attend.

Under applicable rules, banks, brokers or other nominees who hold shares in “street name” on behalf of beneficial owners generally have authority to vote such shares in their discretion on certain “routine” proposals when they have not received voting instructions from the beneficial owners, but do not have such discretionary authority with respect to matters that are “non-routine.” We expect the Reverse Stock Split Proposal, Auditor Ratification Proposal and Adjournment Proposal to be considered “routine” matters and the Director Election Proposal and Series F PIPE Proposal to be considered “non-routine” matters. Accordingly, banks, brokers and other nominees may have discretionary authority to vote uninstructed shares on the Reverse Stock Split Proposal, Auditor Ratification Proposal and Adjournment Proposal, but will not have discretionary authority to vote uninstructed shares on the Director Election Proposal or Series F PIPE Proposal. A “broker non-vote” will occur with respect to the Director Election Proposal or Series F PIPE Proposal if a bank, broker or other nominee does not receive voting instructions from the beneficial owner and therefore is not permitted to vote the shares on that proposal. Because we expect the Reverse Stock Split Proposal, Auditor Ratification Proposal and Adjournment Proposal to be considered “routine” matters, we expect that there will be no broker non-votes with respect to those proposals and that shares voted by banks, brokers or other nominees in their discretion on those proposals will be counted for purposes of determining the presence of a quorum.

Required Votes

The director elected to the Board will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. In other words, if the nominee receives a single “FOR” vote, he will be elected as a director. Because the outcome of the Director Election Proposal will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal, assuming a quorum is present at the Annual Meeting.

Assuming a quorum is present, each of the Series F PIPE Proposal, the Reverse Stock Split Proposal, and the Auditor Ratification require the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.

The Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting.

An Onconetix stockholder’s failure to vote by proxy or to vote in person at the Annual Meeting will have no effect on such proposals, provided that a quorum is otherwise present. An abstention or other failure of any shares present or represented by proxy to vote on such proposals will have no effect on such proposals.

Methods of Voting

Stockholders of Record

If you are an Onconetix stockholder of record, you may vote at the Annual Meeting by attending and voting at the Annual Meeting, or by proxy over the internet or by mail as described below.

●	By Internet: To vote via the Internet, go to www.cstproxyvote.com to complete an electronic proxy card. You will be asked to provide the 12-digit control number from the proxy card you receive. Your vote must be received by 11:59 p.m. Eastern Time on November 9, 2026 to be counted. If you vote via the Internet, you do not need to return a proxy card by mail.

●	By Mail: To vote by mail using the proxy card (if you requested paper copies of the proxy materials to be mailed to you), you need to complete, date, and sign the proxy card and return it promptly by mail in the envelope provided so that it is received no later than November 9, 2026. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail.

Unless revoked, all duly executed proxies representing shares of Common Stock entitled to vote at the Annual Meeting will be voted at the Annual Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. If you submit an executed proxy without providing instructions for any proposal, your shares will be voted “FOR” each of the proposals.

Beneficial (Street Name) Stockholders

If you hold your shares of Common Stock through a bank, broker or other nominee in “street name” instead of as a registered holder, you must follow the voting instructions provided by your bank, broker or other nominee in order to vote your shares. Your voting instructions must be received by your bank, broker or other nominee prior to the deadline set forth in the information from your bank, broker or other nominee on how to submit voting instructions. If you do not provide voting instructions to your bank, broker or other nominee, your bank, broker or other nominee may have discretionary authority to vote your shares on the Reverse Stock Split Proposal, Auditor Ratification Proposal and Adjournment Proposal, which we expect to be considered “routine” matters, but will not have discretionary authority to vote your shares on the Director Election Proposal or Series F PIPE Proposal, which we expect to be considered “non-routine” matters. See the section titled “The Annual Meeting — Quorum; Abstentions and Broker Non-Votes.”

If you hold your shares of Common Stock through a bank, broker, or other nominee in “street name” (instead of as a registered holder), you must obtain a specific control number from your bank, broker or other nominee in order to attend and vote at the Annual Meeting. See the section titled “The Annual Meeting —Attending the Annual Meeting.”

Attending the Annual Meeting

If you wish to attend the Annual Meeting, you must (i) be an Onconetix stockholder of record at the close of business on September 29, 2026, the record date, (ii) hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the record date or (iii) hold a valid proxy for the Annual Meeting.

If you hold your shares of Common Stock beneficially in the name of a broker, bank or other nominee as of the record date, you are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Revocability of Proxies

Any Onconetix stockholder giving a proxy has the right to revoke it at any time before the proxy is voted at the Annual Meeting. If you are an Onconetix stockholder of record, you may revoke your proxy by any one of the following actions:

●	by sending a signed written notice of revocation to Onconetix’s Corporate Secretary, provided such notice is received no later than the close of business on November 9, 2026;

●	by voting again over the internet as instructed on your proxy card before the closing of the voting facilities at 11:59 p.m., Eastern Time, on November 9, 2026;

●	by submitting a properly signed and dated proxy card with a later date that is received by Onconetix’s Corporate Secretary no later than the close of business on November 9, 2026; or

●	by attending the Annual Meeting and requesting that your proxy be revoked, or voting as described above.

Only your last submitted proxy will be considered.

Execution or revocation of a proxy will not in any way affect an Onconetix stockholder’s right to attend and vote at the Annual Meeting.

Written notices of revocation and other communications relating to the revocation of proxies should be addressed to:

Onconetix, Inc.
Attention: David A. White, Chief Executive Officer
201 E. Fifth Street, Suite 1900
Cincinnati, Ohio 45202

If your shares of Common Stock are held in “street name” and you previously provided voting instructions to your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to revoke or change your voting instructions. You may also change your vote by obtaining your specific control number and instructions from your bank, broker or other nominee and voting your shares at the Annual Meeting.

Proxy Solicitation Costs

Onconetix is soliciting proxies on behalf of the Onconetix Board. Onconetix will bear the entire cost of soliciting proxies from Onconetix stockholders. Proxies may be solicited on behalf of Onconetix or by Onconetix directors, officers, and other employees in person or by mail, telephone, facsimile, messenger, the internet or other means of communication, including electronic communication. Onconetix directors, officers and employees will not be paid any additional amounts for their services or solicitation in this regard.

Onconetix will request that banks, brokers, and other nominee record holders send proxies and proxy material to the beneficial owners of Onconetix common stock and secure their voting instructions, if necessary. Onconetix may be required to reimburse those banks, brokers, and other nominees on request for their reasonable expenses in taking those actions.

Onconetix has also retained Alliance Advisors to assist in soliciting proxies and in communicating with Onconetix stockholders and estimates that it will pay Alliance Advisors a fee of approximately $21,000, plus reimbursement for certain out-of-pocket fees and expenses. Onconetix also has agreed to indemnify Alliance Advisors against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Onconetix has previously adopted householding for Onconetix stockholders of record. As a result, Onconetix stockholders with the same address and last name may receive only one copy of this proxy statement. Registered Onconetix stockholders (those who hold shares of Common Stock directly in their name with Onconetix’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Onconetix at the address below.

Some brokers household proxy materials, delivering a single proxy statement or notice to multiple Onconetix stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Onconetix will promptly deliver a copy of this proxy statement to any Onconetix stockholder who only received one copy of these materials due to householding upon request in writing to: Onconetix, Inc., Attn: David A. White, Chief Executive Officer, at 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202 or by calling (513) 620-4101.

Adjournments

If a quorum is present at the Annual Meeting but there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal, or the Auditor Ratification Proposal, then Onconetix stockholders may be asked to vote on the Adjournment Proposal. If a quorum is not present, the presiding officer may adjourn the Annual Meeting, from time to time, without notice other than announcement at the meeting of the hour, date and place, if any, to which the meeting is adjourned, and the means of remote communications, if any, by which Onconetix stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting. The presiding officer may also adjourn the meeting to another hour, date or place, even if a quorum is present.

At any subsequent reconvening of the Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the original meeting, and all proxies will be voted in the same manner as they would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting.

Assistance

If you need assistance voting or completing your proxy card, or if you have questions regarding the Annual Meeting, please contact Alliance Advisors, Onconetix’s proxy solicitor for the Annual Meeting, at:

Alliance Advisors

150 Clove Road, Suite 400

Little Falls, NJ 07424

ONCO@allianceadvisors.com

ONCONETIX STOCKHOLDERS SHOULD CAREFULLY READ THIS PROXY STATEMENT IN ITS ENTIRETY FOR MORE DETAILED INFORMATION CONCERNING THE PROPOSALS

PROPOSAL 1: DIRECTOR ELECTION PROPOSAL

Introduction

Josh Epstein, a continuing Class II director whose term of office expires as of the Annual Meeting, has been nominated by the Board for re-election at the Annual Meeting. If elected at the Annual Meeting, Mr. Epstein will serve as a Class II director for a three-year term expiring at the 2029 Annual Meeting of Stockholders, or until his successor is elected and qualified.

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominee

The following sets forth the biographical background information regarding our Director Nominee:

Josh Epstein, one of our directors since April 23, 2026, currently serves as a member of the Audit Committee and Compensation Committee and as Chair of the Nominating and Corporate Governance Committee. Mr. Epstein has more than 20 years of experience as an executive, director, investor and legal professional, with significant experience in corporate development, capital markets, mergers and acquisitions, strategic transactions and corporate governance. Mr. Epstein has held senior executive and board positions with both public and private companies and began his career as an attorney with Baker Botts, LLP, where his practice focused on mergers and acquisitions, venture capital and securities offerings. The Board believes that Mr. Epstein’s extensive experience in corporate development, capital markets, strategic transactions and corporate governance provides valuable experience and expertise to the Board.

Required Vote

The directors elected to the Board will be elected by a plurality of the votes cast by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. In other words, if each of the nominees receives a single “FOR” vote, he will be elected as a director. Because the outcome of the Director Election Proposal will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” ELECTION OF THE NOMINEE FOR DIRECTOR.

PROPOSAL 2: SERIES F PIPE PROPOSAL

Overview

On July 28, 2026, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor (the “PIPE Investor”), pursuant to which the Company issued and sold to the PIPE Investor an aggregate of 37,812 shares of Series F convertible preferred stock, par value $0.00001 per share (“Series F Preferred Stock”), for an aggregate purchase price of $30,249,600 (the “PIPE Financing”). Concurrently with entering into the Securities Purchase Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the PIPE Investor, pursuant to which the Company agreed to provide the PIPE Investor with certain registration rights relating to the shares of Common Stock issuable upon conversion of the Series F Preferred Stock, as described below.

On July 27, 2026 the Board of Directors approved the Securities Purchase Agreement, the Registration Rights Agreement and the certificate of designations establishing the preferences, rights and limitations of the Series F Preferred Stock (the “Series F Certificate of Designations”), and consummated such financing on July 29, 2026.

Purpose of the Series F PIPE Proposal

We are subject to the Nasdaq Rules because our Common Stock is currently listed on the Nasdaq Capital Market.

Pursuant to Nasdaq Rule 5635(d), stockholder approval is generally required prior to the issuance by a listed company in a transaction other than a public offering of securities convertible into or exercisable for Common Stock if the issuance could result in the issuance of 20% or more of the Company’s outstanding Common Stock or voting power before the issuance at a price that is less than the Nasdaq Minimum Price (as defined in the Nasdaq Listing Rules).

For purposes of determining the maximum number of shares of Common Stock that may be issued upon conversion of the Series F Preferred Stock for which stockholder approval is being sought, the Company has calculated such number using the minimum conversion price of $0.19534 per share permitted under the Certificate of Designations (the “Floor Price”). Based on the Floor Price, the Company is seeking stockholder approval for the issuance of up to 154,856,150 shares of Common Stock upon conversion of the Series F Preferred Stock.

The Series F Preferred Stock was issued in a private placement and is convertible into shares of Common Stock at a variable conversion price, subject to the Floor Price. Because the issuance of shares of Common Stock upon conversion of the Series F Preferred Stock could result in the issuance of more than 20% of the Company’s outstanding Common Stock or voting power under circumstances requiring stockholder approval pursuant to Nasdaq Rule 5635(d), the Series F Certificate of Designations limits the Company’s ability to issue shares of Common Stock upon conversion of the Series F Preferred Stock in excess of the applicable Nasdaq limitations until such stockholder approval has been obtained, as discussed under “Proposal 2: Series F PIPE Proposal.”

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Securities Purchase Agreement, as the transactions have already been consummated and the Series F Preferred Stock has already been issued. We are only asking for approval to issue the shares of Common Stock underlying the Series F Preferred Stock upon conversion thereof. The failure of our stockholders to approve the Series F PIPE Proposal will not negate the existing terms of the documents, which will remain binding obligations of the Company.

Our ability to successfully implement our business plans and growth strategy and ultimately maximize value for our stockholders is dependent upon our ability to raise capital and satisfy our ongoing business needs and growth strategy, which we believe would be significantly and adversely affected if our stockholders do not approve the Series F PIPE Proposal. If our stockholders do not approve the Series F PIPE Proposal, the Series F Preferred Stock would not be convertible at certain adjusted conversion prices below a floor price of $0.19534 as described in further detail below. The inability to convert the Series F Preferred Stock to shares of the Company’s Common Stock at adjusted conversion prices may also materially adversely affect the Company’s future ability to raise equity or debt capital from third parties on attractive terms, if at all, and also risks significantly impairing the operations, assets and ongoing viability of the Company.

Pursuant to the Securities Purchase Agreement, the Company is required to use its reasonable best efforts to obtain stockholder approval of the Series F PIPE Proposal by the 90th calendar day following the closing of the PIPE Financing. If stockholder approval is not obtained by such date, the Company is required to cause an additional meeting of stockholders to be held on or prior to the 160th calendar day following the failure to obtain such stockholder approval. If, despite the Company’s reasonable best efforts, stockholder approval is not obtained at such subsequent stockholder meeting, the Company is required to cause an additional stockholder meeting to be held semi-annually thereafter until such approval is obtained. The costs and expenses associated with seeking such approval could materially adversely impact our ability to fund our operations and advance our business plans.

Summary of Series F Preferred Stock

General. Pursuant to the Certificate of Designations, the Company has authorized the issuance of up to 42,000 shares of Series F Preferred Stock, each having a stated value of $1,000 per share (the “Stated Value”). The Company has issued 37,812 shares of Series F Preferred Stock to the PIPE Investor.

Ranking.  The Series F Preferred Stock ranks junior to any Senior Preferred Stock, pari passu with the Company’s Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, and senior to the Company’s Common Stock and other junior securities with respect to dividend rights and rights upon liquidation, dissolution and winding up of the Company.

Dividends. Holders of the Series F Preferred Stock are entitled to receive dividends when and as declared by the Company’s board of directors out of funds legally available therefor. In addition, from and after the occurrence, and during the continuance, of any Triggering Event, Default Dividends accrue on the Stated Value of each share of Series F Preferred Stock at a rate of 15.0% per annum until such Triggering Event is cured and are payable by inclusion in the applicable Conversion Amount or upon redemption, as provided in the Certificate of Designations.

Conversion Rights. Each holder may convert all or any portion of its Series F Preferred Stock into shares of the Company’s Common Stock at an initial conversion price of $0.9767 per share, subject to adjustment as provided in the Certificate of Designations.

Alternate Conversion Rights. Following the Stockholder Approval Date, holders may also elect to effect alternate conversions, including following the occurrence of certain Triggering Events, at alternative conversion prices determined pursuant to the Certificate of Designations, in each case subject to the applicable Floor Price and other limitations set forth therein.

Triggering Events. The Certificate of Designations contains customary Triggering Events, including, among other things, the Company’s failure to timely file or maintain the effectiveness of required registration statements, failures relating to share delivery or maintenance of an adequate share reserve, specified payment defaults, certain bankruptcy and insolvency events, suspension of trading of the Common Stock on an Eligible Market, material breaches of the transaction documents, specified change of control events and other customary events. Upon the occurrence of certain Triggering Events, holders are entitled to exercise the alternate conversion rights described above.

Conversion Price Adjustments. The Conversion Price is subject to customary anti-dilution adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar transactions. The Certificate of Designations also provides for adjustments in connection with certain stock combination events, issuances of Variable Price Securities and dilutive issuances, as well as voluntary reductions of the Conversion Price with the consent of the Required Holders, in each case as more particularly described in the Certificate of Designations. Pursuant to the Certificate of Designations, the minimum conversion floor price is $0.19534 per share.

Change of Control; Fundamental Transactions. Upon a Change of Control, holders may require the Company to exchange their Series F Preferred Stock for the applicable Change of Control Election Price in the manner provided in the Certificate of Designations. The Certificate of Designations also restricts the Company from consummating specified Fundamental Transactions unless the successor entity (i) assumes the Company’s obligations under the Certificate of Designations and the other Transaction Documents and holders receive the rights and protections set forth therein, and (ii) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market.

Redemption Rights. The Company has the right, subject to the terms and conditions of the Certificate of Designations, to redeem all or a portion of the outstanding Series F Preferred Stock for cash at a redemption price equal to 125% of the greater of (i) the applicable Conversion Amount and (ii) the value determined by reference to the Conversion Rate and the highest closing sale price of the Common Stock during the applicable measurement period, in each case as provided in the Certificate of Designations.

Voting Rights. Except as required by applicable law or as expressly provided in the Certificate of Designations, the holders of the Series F Preferred Stock have no voting rights. To the extent holders are entitled to vote together with the holders of Common Stock, each share of Series F Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which such share is then convertible, subject to the applicable beneficial ownership limitations. The holders of the Series F Preferred Stock are not entitled to vote on the proposals being submitted to stockholders at the Annual Meeting.

Covenants. The Certificate of Designations contains customary affirmative and negative covenants, including requirements that the Company maintain sufficient authorized shares of Common Stock for issuance upon conversion of the Series F Preferred Stock, comply with specified notice obligations, and restrictions on certain dividends, redemptions, issuances of senior securities, sale or transfer of assets of the Company, and other actions affecting the rights of the holders of the Series F Preferred Stock.

Ownership Limitation. A holder may not convert any shares of Series F Preferred Stock to the extent that, after giving effect to such conversion, the holder and its affiliates would beneficially own more than 4.99% of the Company’s outstanding Common Stock, subject to the holder’s right to increase or decrease such limitation to any percentage not exceeding 9.99% upon 61 days’ prior notice to the Company.

Exchange Right. If the Company consummates certain Subsequent Placements, holders may elect, subject to the terms of the Certificate of Designations, to exchange all or a portion of their Series F Preferred Stock for the securities issued in such Subsequent Placement (with the aggregate amount of such securities to be issued in such exchange equal to such aggregate amount of such securities with a purchase price valued at 120% of the Conversion Amount of the Preferred Shares delivered by such Holder in exchange therefor).

Reservation Requirements. So long as any shares of Series F Preferred Stock remain outstanding, the Company must reserve at least 150% of the number of shares of Common Stock necessary to effect the conversion of all outstanding shares of Series F Preferred Stock, assuming conversion at the applicable Floor Price and without regard to the applicable beneficial ownership limitations.

Conditions Precedent to Closing. The obligations of the parties to consummate the PIPE Financing are subject to customary closing conditions, as set forth in the Securities Purchase Agreement.

Required Vote

Assuming a quorum is present at the Annual Meeting, approval of the Series F PIPE Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Shares of Common Stock issued upon conversion of the Series F Preferred Stock prior to obtaining the stockholder approval contemplated by the Series F PIPE Proposal are not entitled to vote on the Series F PIPE Proposal. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Series F PIPE Proposal, or abstains from voting, it will have no effect on the Series F PIPE Proposal.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE SERIES F PIPE PROPOSAL.

PROPOSAL 3: REVERSE STOCK SPLIT PROPOSAL

Reasons for the Reverse Stock Split Proposal

The Board is recommending to the Company’s stockholders for their approval of an amendment that would authorize, but not obligate, the Board to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding and treasury shares of Common Stock at a ratio in the range of 1:2 to 1:15, with the exact ratio to be determined by the Board in its sole discretion following stockholder approval (the “Reverse Stock Split”). The Company believes that the availability of a range of reverse split ratios will provide the Company with the flexibility to select the ratio that it believes will maximize the anticipated benefits of the Reverse Stock Split for the Company and its stockholders. The general description of the reverse split amendment set forth below is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Annex A hereto.

Approval of the proposal would permit (but not require) the Board to effect a single Reverse Stock Split of our issued and outstanding Common Stock at a ratio of not less than 1-for-2 and not more than 1-for-15, with the exact ratio to be determined by the Board in its sole discretion, provided that the Reverse Stock Split is completed no later than the one year anniversary date of the Annual Meeting. We believe that enabling the Board to select the ratio within the stated range will provide the Company with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for the Company and its stockholders.

The Board reserves the right to elect to abandon the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by the Board, if any, no less than two and no more than fifteen shares of existing Common Stock will be combined into one share of Common Stock. An amendment to our Charter to effect the Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board at that time to be in the best interests of the Company and its stockholders.

The Board’s primary objective in asking for authority to effect an additional reverse split is to provide the Board with additional flexibility to increase the per-share trading price of our Common Stock if the Board determines that doing so is advisable. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

On May 27, 2025, the Company appeared before a Nasdaq Hearings Panel (the “Panel”) in connection with its continued listing on The Nasdaq Capital Market. On July 7, 2025, the Panel determined that the Company had regained compliance with the applicable continued listing requirements, including the requirement to maintain a minimum bid price of $1.00 per share pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”), and the Company’s Common Stock remains listed on The Nasdaq Capital Market. However, there can be no assurance that the Company will continue to satisfy Nasdaq’s continued listing standards. If the Company fails to maintain compliance with the applicable continued listing requirements in the future, Nasdaq may commence delisting proceedings, which could result in the delisting of the Company’s Common Stock.

On February 3, 2026, the Company held a special meeting of stockholders (the “February 2026 Special Meeting”), at which its stockholders approved an amendment to the Charter to effect a reverse stock split of the outstanding shares of Common Stock at a ratio in the range of 1-for-2 to 1-for-50, at any time prior to the one-year anniversary of the February 2026 Special Meeting, with the specific ratio to be determined by the Board without further approval or authorization of the Company’s stockholders. Effective March 25, 2026, the Company implemented a reverse stock split of its outstanding Common Stock at a ratio of 1-for-5 (the “March 2026 Reverse Split”).

On April 30, 2026, the Company held another special meeting of stockholders (the “April 2026 Special Meeting”), at which its stockholders approved an amendment to the Charter authorizing the Board to effect one or more reverse stock splits of the outstanding Common Stock at a ratio in the range of 1-for-2 to 1-for-10, at any time prior to the one-year anniversary of the April 2026 Special Meeting, with the specific ratio or ratios to be determined by the Board without further approval or authorization of the Company’s stockholders, provided that the Company would not effect reverse stock splits pursuant to such authorization that, in the aggregate, exceed 1-for-100. Effective May 21, 2026, the Company implemented a reverse stock split of its outstanding Common Stock at a ratio of 1-for-10 (the “May 2026 Reverse Split”).

Although the Company is currently in compliance with the Bid Price Rule as of the date of this proxy statement and the Board currently has authority to effect additional reverse stock splits at ratios ranging from 1-for-2 to 1-for-10 pursuant to the authorization approved by stockholders at the April 2026 Special Meeting, subject to the aggregate 1-for-100 limitation applicable to such authorization, the Board believes that obtaining the additional authority contemplated by the Reverse Stock Split Proposal is advisable to provide the Company with greater flexibility to respond to future circumstances that could affect the Company’s continued listing on Nasdaq, its ability to raise capital and the marketability and liquidity of the Common Stock. In particular, the Company is pursuing the proposed transaction with Realbotix, LLC (“Realbotix”) and has also completed financing transactions that could result in the issuance of a significant number of additional shares of Common Stock. The Board believes that these transactions, individually or collectively, could affect the trading price of the Common Stock. Accordingly, the Board believes it is prudent to obtain authority to effect a single additional reverse stock split at a ratio of up to 1-for-15 so that the Company has additional flexibility to maintain or regain compliance with the Bid Price Rule, if necessary.

The authority being sought pursuant to the Reverse Stock Split Proposal is in addition to, and will not replace or otherwise affect, the Board’s existing authority to effect additional reverse stock splits pursuant to the authorization approved by stockholders at the April 2026 Special Meeting. Accordingly, if the Reverse Stock Split Proposal is approved, the Board will have the authority, subject to the terms and expiration of each applicable stockholder authorization, to effect additional reverse stock splits under the April 2026 authorization (up to 1-for-10) and a separate Reverse Stock Split at a ratio in the range of 1-for-2 to 1-for-15 pursuant to the authority being sought at the Annual Meeting.

The Board believes that having such authority available may provide the Company with an additional means of maintaining or regaining compliance with the Bid Price Rule or other applicable price-based Nasdaq listing requirements, if necessary. The Board further believes that an increase in the market price of our Common Stock resulting from a Reverse Stock Split could potentially improve the marketability and liquidity of our Common Stock and facilitate the Company’s ability to raise capital. However, there can be no assurance that the Reverse Stock Split, if effected, would result in a sustained increase in the market price of our Common Stock or achieve any of these objectives.

If the Company fails to comply with the Bid Price Rule or any other applicable Nasdaq continued listing requirement in the future, the failure of stockholders to grant the discretionary authority contemplated by this proposal could limit the Company’s flexibility to take actions intended to maintain or regain compliance and could inhibit the Company’s ability to conduct capital-raising activities. If Nasdaq delists the Common Stock for failure to comply with applicable continued listing requirements or otherwise, the Common Stock would likely become traded on an over-the-counter market such as that maintained by OTC Markets Group Inc. In that event, interest in the Common Stock may decline and certain institutions may not have the ability to trade in the Common Stock, any of which could have a material adverse effect on the liquidity or trading volume of the Common Stock. If the Common Stock becomes significantly less liquid due to delisting from Nasdaq, the Company’s stockholders may not have the ability to liquidate their investments in the Common Stock as and when desired, and the Company’s ability to maintain or obtain analyst coverage, attract investor interest and access capital may be significantly diminished.

Potential Effects of the Reverse Stock Split Proposal

If the Board decides to implement the Reverse Stock Split, the Company would communicate to the public additional details regarding the Reverse Stock Split (including the final reverse split ratio, as determined by the Board). By voting in favor of the Reverse Stock Split Proposal you are also expressly authorizing the Board to determine not to proceed with, and to defer the timing of, or to abandon, the Reverse Stock Split, in the Board’s sole discretion. In determining whether to implement the Reverse Stock Amendment, if any, following receipt of stockholder approval of the Reverse Stock Split Proposal, and which reverse split ratio to implement, if any, the Board may consider, among other things, various factors, such as:

●	the Company’s ability to maintain its listing on Nasdaq;

●	the historical trading price and trading volume of the Common Stock;

●	the then-prevailing trading price and trading volume of the Common Stock and the expected impact of one or more reverse stock splits on the trading market for the Common Stock in the short and long term;

●	which reverse split ratio would result in the greatest overall reduction in the Company’s administrative costs; and

●	prevailing general market and economic conditions.

Principal Reasons for the Reverse Stock Split

The primary objective for effecting the Reverse Stock Split Amendment, should our Board choose to do so, would be to increase the per-share trading price of our Common Stock. The Reverse Stock Split could provide the Company with additional flexibility to maintain or regain compliance with the Bid Price Rule, the Low Priced Stocks Rule or other applicable Nasdaq continued listing requirements, if necessary in the future. Our Board also believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split could, among other things, help us appeal to a broader range of investors, generate greater investor interest in the Company, improve the perception of our Common Stock as an investment security and assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors.

A reverse stock split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A reverse stock split could help increase analyst and broker interest in the Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a reverse stock split negatively since it reduces the number of shares of Common Stock available in the public market.

If the Reverse Stock Split Proposal is approved and the Board determines that effecting the Reverse Stock Split is in the best interests of the Company and its stockholders, the Board may effect the Reverse Stock Split whether or not the Company is then at risk of delisting from Nasdaq, including for purposes of increasing the per-share trading price of the Common Stock, enhancing the marketability and liquidity of the Common Stock and facilitating capital-raising activities.

Certain Risks Associated with Reverse Stock Split

Reducing the number of outstanding shares of the Common Stock through the Reverse Stock Split Amendment is intended, absent other factors, to increase the per share market price of the Common Stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, may adversely affect the market price of the Common Stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. The effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty and the Company cannot assure you that the Reverse Stock Split will result in a sustained increase in the price of the Common Stock for any meaningful period of time, or at all. The Board believes that the Reverse Stock Split has the potential to increase the market price of the Common Stock, and therefore may help to satisfy applicable price-based listing requirements. However, the long- and short-term effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the Common Stock, which could lead to increased interest in the Common Stock and possibly promote greater liquidity for the Company’s stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for the Common Stock. As of the record date, we have 5,241,486 shares of Common Stock issued and outstanding. There also can be no assurance that the Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the Common Stock does not increase in proportion to the reverse split ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of the Reverse Stock Split If Implemented

The Reverse Stock Split would affect all holders of Common Stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Reverse Stock Split Amendment will be that:

●	the number of issued and outstanding shares of Common Stock (and treasury shares, if any), will be reduced proportionately based on the final reverse split ratio, as determined by the Board;

●	based on the final reverse split ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and

●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final reverse split ratio.

The Board does not intend for the reverse stock split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Depending on the ratio for the Reverse Stock Split determined by the Board, a minimum of two (2) and a maximum of fifteen (15) shares in aggregate of existing Common Stock will be combined into one new share of Common Stock. The table below illustrates the approximate number of shares of Common Stock that would remain outstanding following the Reverse Stock Split at certain illustrative ratios within the range of 1-for-2 to 1-for-15. The information in the following table is based on 5,241,486 shares of Common Stock outstanding as of the record date. The Reverse Stock Split will not affect the total number of authorized shares under our Charter.

Proposed Ratio	Number of Authorized Shares of Common Stock	Shares of Common Stock Issued and Outstanding Prior to Reverse Stock Split**	Approximate Number of Shares of Common Stock Issued and Outstanding Post-Reverse Stock Split*
1-for-2	250,000,000	5,241,486	2,620,743
1-for-10	250,000,000	5,241,486	524,149
1-for-15	250,000,000	5,241,486	349,432

*	Excludes the effect of fractional share treatment.
**	Does not include any shares which may be issued upon conversion of the Series F Preferred Stock.

We are currently authorized to issue a maximum of 250,000,000 shares of our Common Stock. As of the Record Date, there were 5,241,486 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, other than shares issuable in connection with the conversion, exercise, and other rights attached to currently outstanding securities and under the equity line of credit facility entered by among ourselves and an institutional investor in October 2024, and any shares that maybe issuable in connection with our proposed acquisition with Realbotix and related obligations to Realbotix, we do not currently have any plans, proposals we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split Proposal is approved and effected.

Management does not anticipate that the Company’s financial condition, the percentage ownership of Common Stock by management, the number of the Company’s stockholders or any aspect of the Company’s business will materially change as a result of the Reverse Stock Split Amendment. Because the Reverse Stock Split Amendment will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, except to the extent the reverse stock split will result in fractional shares, as discussed in more detail below.

The Common Stock is currently registered under Section 12(b) of the Exchange Act, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split Amendment will not affect the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on Nasdaq to the extent it is still listed for trading on Nasdaq (other than to the extent it may facilitate compliance with Nasdaq continued listing standards, if applicable). Following the Reverse Stock Split, the Common Stock is expected to continue to be listed on Nasdaq, although it will be considered a new listing with a new Committee on Uniform Securities Identification Procedures, or CUSIP, number.

The rights of the holders of the Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described below. For example, a holder of 2% of the voting power of the outstanding shares of the Common Stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% of the voting power of the outstanding shares of the Common Stock immediately after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of the Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if the Reverse Stock Split Proposal is approved by the Company’s stockholder, would become effective upon the filing and effectiveness (the “Effective Time”) of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which would take place at the Board’s discretion. The exact timing of the filing of the Reverse Stock Split Amendment, if filed, would be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and also in the best interest of the Company and its stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time (i) prior to filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware and (ii) before the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting, the Board, in its sole discretion, determines that it is no longer in the Company’s best interests nor the best interests of its stockholders to proceed with the Reverse Stock Split. If the Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split Proposal is approved by the Company’s stockholders at the Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effect on Par Value; Reduction in Stated Capital

The Reverse Stock Split Amendment, if filed with the Secretary of State of the State of Delaware, will not affect the par value of the Company’s stock, which will remain at $0.00001 per share of Common Stock. As a result, the stated capital on the Company’s balance sheet attributable to its Common Stock, which consists of the par value per share of Common Stock multiplied by the aggregate number of shares of Common Stock issued and outstanding, will be reduced in proportion to the reverse stock split ratio selected by the Board. Correspondingly, the Company’s additional paid-in capital account, which consists of the difference between its stated capital and the aggregate amount paid to the Company upon issuance of all currently outstanding shares of the Common Stock, will be credited with the amount by which the stated capital is reduced. The Company’s stockholders’ equity, in the aggregate, will remain unchanged.

Book-Entry Shares

If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians, or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. The Company does not issue physical certificates to stockholders.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in the Reverse Stock Split Proposal, and the Company will not independently provide its stockholders with any such rights.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would otherwise be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split will be entitled to receive a cash payment in lieu thereof. The cash-in-lieu price will be determined by multiplying the closing price of the Common Stock on The Nasdaq Capital Market on the trading day immediately preceding the effective date of the Reverse Stock Split by the applicable reverse stock split ratio (the “Cash-in-Lieu Price”). The amount of cash payable to a stockholder in lieu of a fractional share will be determined based on the Cash-in-Lieu Price and the fractional share to which such stockholder would otherwise be entitled, without interest and subject to applicable withholding taxes. After the Reverse Stock Split is effected, a stockholder will have no further interest in the Company with respect to any fractional share otherwise issuable as a result of the Reverse Stock Split, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto, except the right to receive the cash payment described above. Stockholders should be aware that, under the escheat laws of various jurisdictions, amounts due for fractional shares that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for the applicable jurisdiction. Stockholders otherwise entitled to receive such amounts who have not received them may thereafter be required to seek payment directly from the jurisdiction to which they were paid.

Material U.S. Federal Income Tax Considerations Related to the Reverse Stock Split

The following is a general summary of the material U.S. federal income tax considerations to U.S. holders (as defined below) of the Reverse Stock Split. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury regulations promulgated under the Code (the “Treasury Regulations”) and judicial authority and administrative interpretations, all as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect, and are subject to differing interpretations. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. The Company has not sought and will not seek an opinion of counsel or any rulings from the Internal Revenue Service (the “IRS”) with respect to any of the tax considerations discussed below. As a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below.

This discussion is limited to U.S. holders that hold Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address any tax consequences arising under the tax on net investment income or the alternative minimum tax, nor does it address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction, U.S. federal estate or gift tax laws, or any tax treaties. Furthermore, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to U.S. holders in light of their particular circumstances or to U.S. holders that may be subject to special rules under U.S. federal income tax laws, including, without limitation:

●	a bank, insurance company or other financial institution;

●	a tax-exempt or a governmental organization;

●	a real estate investment trust;

●	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

●	a regulated investment company or a mutual fund;

●	a dealer or broker in stocks and securities, or currencies;

●	a trader in securities that elects mark-to-market treatment;

●	a holder of Common Stock that received such stock through the exercise of an employee option, pursuant to a retirement plan or otherwise as compensation;

●	a person who holds Common Stock as part of a straddle, appreciated financial position, synthetic security, hedge, conversion transaction or other integrated investment or risk reduction transaction;

●	a corporation that accumulates earnings to avoid U.S. federal income tax;

●	a person whose functional currency is not the U.S. dollar;

●	a U.S. holder who holds Common Stock through non-U.S. brokers or other non-U.S. intermediaries;

●	a person subject to Section 451(b) of the Code; or

●	a former citizen or long-term resident of the United States subject to Section 877 or 877A of the Code.

If a partnership, or any entity (or arrangement) treated as a partnership for U.S. federal income tax purposes, holds Common Stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partner level. A partner in a partnership holding Common Stock should consult its own tax advisor about the U.S. federal income tax consequences of the Reverse Stock Split.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Common Stock that is for U.S. federal income tax purposes:

●	an individual citizen or resident of the United States;

●	a corporation (or any other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, whose income is subject to U.S. federal income tax regardless of its source; or

●	a trust (i) the administration of which is subject to the primary supervision of a U.S. court and that has one or more United States persons that have the authority to control all substantial decisions of the trust or (ii) that has made a valid election under applicable Treasury Regulations to be treated as a United States person.

Tax Consequences of the Reverse Stock Split Generally

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the reverse stock split should equal the aggregate tax basis of the shares of Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. holder of Common Stock that receives cash in lieu of a fractional share of Common Stock pursuant to the Reverse Stock Split should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. holder’s holding period for Common Stock surrendered exceeds one year at the effective time of the Reverse Stock Split. The deductibility of capital losses is subject to limitations.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Common Stock pursuant to the Reverse Stock Split may be subject to information reporting and may be subject to U.S. backup withholding (currently at 24%) unless such holder provides proof of an applicable exemption or a correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Any amount withheld under the U.S. backup withholding rules is not an additional tax and will generally be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability provided that the required information is timely furnished to the IRS.

Required Vote

Assuming a quorum is present at the Annual Meeting, in accordance with Section 242(d)(2) of the Delaware General Corporation Law, approval of the Reverse Stock Split Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Reverse Stock Split Proposal, or abstains from voting, it will have no effect on the Reverse Stock Split Proposal.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE Reverse Stock Split PROPOSAL.

PROPOSAL 4: AUDITOR RATIFICATION PROPOSAL

Introduction

The Audit Committee has appointed MaloneBailey LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

At the Annual Meeting, our stockholders will be asked to ratify such appointment of MaloneBailey to serve as our independent registered public accounting firm. The Board, through the Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent registered public accounting firm for fiscal year 2026. A representative of MaloneBailey is not expected to be present at the Meeting.

Fees

Audit and Non-Audit Fees

Malone-Bailey served as the independent registered public accounting firm to audit our books and accounts for the fiscal year ended December 31, 2025.

The table below presents the aggregate fees billed for professional services rendered by Malone-Bailey for the years ended December 31, 2025 and 2024, respectively.

	2025	2024
Audit Fees	$417,974	$267,800
Audit-Related Fees	$61,800	--
Tax Fees	--	--
All Other Fees	--	--
Total Fees	$479,774	$267,800

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual consolidated financial statements, quarterly reviews of our interim condensed financial statements, and services normally provided by Malone-Bailey in connection with regulatory filings or engagements for that fiscal period.

Pre-Approval Policies and Procedures

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax, and any other services to be provided by our independent registered public accounting firm. In situations where it is not practicable to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of audit and permissible non-audit services and any associated fees. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting.

Our Audit Committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Required Vote

Assuming a quorum is present at the Annual Meeting, approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Auditor Ratification Proposal, or abstains from voting, it will have no effect on the Auditor Ratification Proposal. Since this is a routine matter, brokers may vote at the Annual Meeting on this proposal, provided that they have not received instructions from a beneficial owner.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE Auditor Ratification Proposal.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter which will be reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Executive Officers, Directors and Corporate Governance - Audit Committee.” Under the Audit Committee’s charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and MaloneBailey as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2025. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Sarah Romano (Chair) Sammy Dorf Josh Epstein

PROPOSAL 5: ADJOURNMENT PROPOSAL

The Annual Meeting may be adjourned to another time and place if necessary or appropriate to permit the solicitation of additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal, or the Auditor Ratification Proposal.

The Company is asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal, or the Auditor Ratification Proposal.

Required Vote

Assuming a quorum is present at the Annual Meeting, approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present or represented by proxy and entitled to vote on the matter at the Annual Meeting. Assuming a quorum is present, if an Onconetix stockholder fails to vote, fails to instruct its bank, broker, or other nominee to vote with respect to the Adjournment Proposal, or abstains from voting, it will have no effect on the Adjournment Proposal.

THE ONCONETIX BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ONCONETIX STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”) and considered for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act must be received by the Company no later than June 10, 2027. Such proposals must be submitted in writing to Onconetix, Inc., Attention: Corporate Secretary, 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202, and must comply with the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act.

Our Bylaws provide notice procedures for stockholders to nominate a person for election as a director and to propose other business to be considered by stockholders at an annual meeting. To be timely with respect to the 2027 Annual Meeting, a stockholder’s notice must be delivered to the Company at its principal executive offices no earlier than the opening of business on July 13, 2027 and no later than the close of business on August 12, 2027; provided, however, that if the date of the 2027 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2026 Annual Meeting, or if no annual meeting is held or deemed to have been held in 2026, notice by the stockholder must be received no earlier than the 120th day prior to the 2027 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to the 2027 Annual Meeting and (ii) the 10th day following the day on which notice of the date of the 2027 Annual Meeting is given or public disclosure of the date of the 2027 Annual Meeting is first made by the Company, whichever first occurs. Nominations and proposals must also satisfy the other requirements set forth in our Bylaws.

In addition to satisfying the foregoing requirements under our Bylaws, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 11, 2027. If the date of the 2027 Annual Meeting changes by more than 30 calendar days from the anniversary of the 2026 Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which the Company first publicly announces the date of the 2027 Annual Meeting.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information concerning the ownership of our common stock, with respect to: (i) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent of our common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

Applicable percentage ownership is based on 5,241,486 shares of common stock outstanding as of the record date.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting or investment power with respect to such securities. In addition, pursuant to such rules, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of September 29, 2026. We did not deem such shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

Shares of Common Stock Owned
Name and Address of Beneficial Owner (1)	Number of Shares (2)	Percentage
Executive Officers and Directors
David A. White	--	--
Karina M. Fedasz	--	--
Sammy Dorf	--	--
Sarah Romano	--	--
Josh Epstein	--	--
All current directors and named executive officers as a group (5 persons)	--	--

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202.

(2)	On May 21, 2026, the Company effected a reverse stock split of all shares of its issued and outstanding Common Stock at a ratio of one-for-ten (1:10). Amounts have been adjusted to reflect the reverse stock split.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies.

Onconetix has previously adopted householding for stockholders of record. As a result, stockholders with the same address and last name may receive only one copy of this proxy statement from Onconetix. Registered Onconetix stockholders (those who hold shares directly in their name with Onconetix’s transfer agent) may opt out of householding and receive a separate proxy statement or other proxy materials by sending a written request to Onconetix, at the address below.

Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker.

Requests for additional copies of this proxy statement should be directed to: Onconetix, Inc., 201 E. Fifth Street, Suite 1900, Cincinnati, Ohio 45202, Attention: David A. White, Chief Executive Officer.

OTHER INFORMATION

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

You may request, orally or in writing, a copy of these documents, which will be provided to you at no cost (other than exhibits, unless such exhibits are specifically incorporated by reference), by contacting David A. White, c/o Onconetix, Inc., at 201 E. Fifth Street, Suite 1900, Cincinnati, OH 45202. Our telephone number is (513) 620-4101. Information about us is also available at our website at http://www.onconetix.com. However, the information on our website is not a part of this proxy statement and is not incorporated by reference.

Annex A

Reverse Stock Split Amendment

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF ONCONETIX, INC.

Onconetix, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.	The name of the Corporation is Onconetix, Inc.

2.	The Certificate of Incorporation of the Corporation is amended by adding the following new paragraph to the end of Article IV, Section D:

6. Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each [*1 ] ([*]) shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a book entry position which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of New Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the New Common Stock on The Nasdaq Stock Market LLC at the close of business on the date prior to the Effective Time. Each book entry position that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined; provided, that each person holding of record a book entry position that represented shares of Old Common Stock shall receive, a new book entry position evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

3.	This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	This Certificate of Amendment shall become effective as of [12:01 a.m.], Eastern Time on [__], 202[__].

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

By:
David A. White
Chief Executive Officer

Footnote 1: Range equals 1:2 to 1:15

Annex A-1

PROXY CARD

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ONCONETIX, INC.

THE UNDERSIGNED HEREBY APPOINTS MR. DAVID A. WHITE AS PROXY OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF ONCONETIX, INC. (THE “COMPANY”) HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 29, 2026 AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 10, 2026, OR ANY ADJOURNMENT THEREOF.

1. Election of Josh Epstein to serve as a Class II director on the Company’s Board of Directors (the “Board”) for a three-year term that expires at the 2029 Annual Meeting of Stockholders, or until his successor is elected and qualified (the “Director Election Proposal”).

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

2. To approve, in accordance with Nasdaq Listing Rule 5635, the issuance of up to 154,856,150 shares of the Company’s Common Stock, par value $0.00001 per share (“Common Stock”) subject to adjustment, upon conversion of the Company’s Series F Preferred Stock, par value $0.00001 per share issued to an investor in a private placement transaction which closed on July 29, 2026 (the “Series F PIPE Proposal”).

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

3. To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of all outstanding shares of the Company’s Common Stock at a ratio in the range of 1-for-2 to 1-for-15, with the exact ratio to be determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”).

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

4. To ratify the appointment by the Board of MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”).

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

5. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, the Series F PIPE Proposal, the Reverse Stock Split Proposal or the Auditor Ratification Proposal.

☐ FOR     ☐ AGAINST     ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the director nominees and each of the proposals described on this card.

In its discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ONCONETIX, INC.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.